UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02968-99

Name of Registrant:	Vanguard Trustees’ Equity Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 – October 31, 2016

Item 1: Reports to Shareholders

Annual Report | October 31, 2016

Vanguard International Value Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard International Value Fund returned –0.67% for the 12 months ended October 31, 2016. The fund trailed its benchmark’s 0.22% result but was ahead of the –1.61% average return of its peers.

• The fund’s three advisors primarily invest in undervalued stocks from the developed markets of Europe and the Pacific region as well as emerging markets.

• In Europe, the relative strength of the U.S. dollar against local currencies hurt returns, as did fallout from Britain’s Brexit vote. Results from the Pacific region were positive, boosted by a stronger yen against the dollar. Emerging-markets were the best-performing region within the benchmark.

• In terms of relative performance, the fund’s stock selection within the financials sector was the top detractor. Stock selection was strongest within information technology and telecommunication services.

• Over the past decade, the fund’s average annual return surpassed that of its benchmark and was a whisker ahead of its peer average.

Total Returns: Fiscal Year Ended October 31, 2016
Total
Returns
Vanguard International Value Fund	-0.67%
MSCI All Country World Index ex USA	0.22
International Funds Average	-1.61
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2016
Average
Annual Return
International Value Fund	1.31%
Spliced International Index	0.46
International Funds Average	1.22
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Value Fund	0.46%	1.37%

The fund expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the fund’s expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: International Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute, 2016.

3

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

4

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House (1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc., and Ibbotson Associates thereafter through 2015.

5

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer November 9, 2016

6

Advisors’ Report

For the 12 months ended October 31, 2016, Vanguard International Value Fund returned –0.67%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on November 21, 2016.

We congratulate Lazard Asset Management, which in July marked ten years as a manager of the fund.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	38	3,029	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	34	2,653	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
ARGA Investment Management,	26	2,038	The advisor believes that investors overreact to
LP			short-term developments, leading to opportunities to
			generate gains from investing in “good businesses at
			great prices.” Its valuation-focused process uses a
			dividend discount model to select stocks that trade at a
			discount to intrinsic value based on the company’s
			long-term earnings power and dividend-paying
			capability.
Cash Investments	2	153	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

7

Lazard Asset Management LLC

Portfolio Managers:

Michael G. Fry, Managing Director

Michael A. Bennett, CPA,

Managing Director

International equities were volatile but finished the period mostly flat, as investors decided that Britain’s Brexit vote to leave the European Union would help keep interest rates extraordinarily low and that moderate global economic growth would continue.

China’s property and infrastructure rebound is helping emerging-market equities and bolstering commodity prices, while hints of wage inflation and fiscal spending on infrastructure further support market perceptions that inflation may be returning. U.S. economic data were broadly steady but were not seen as strong enough to induce monetary tightening until late in the year.

Vanguard International Value Fund underperformed the MSCI All Country World Index ex USA for the 12 months. One of the largest detractors was stock selection in the health care sector. Shares of Novartis have struggled recently as its eye-care unit, Alcon, performed below expectations. Israeli pharmaceutical company Teva also fell amid concerns about the viability of its patents for the multiple sclerosis drug Copaxone, as well as weakening prices for generics.

Also in health care, shares of British pharmaceutical company Shire fell only slightly in local terms, but more so for dollar-based investors because of weakness in the British pound. The fund’s overweighting of health care stocks also hurt relative returns, as the sector was hindered by the political focus on drug pricing during the U.S. election campaign.

In the energy sector, stock selection and a below-benchmark weighting dampened relative returns. An allocation to Canadian oil sands producer Encana (which was sold during the period) declined as the price of oil fell, and the risks from its financially leveraged balance sheet increased. Lastly, an underweighting of the strongly performing materials sector detracted from relative returns.

In contrast, stock selection in emerging markets helped relative results as shares of Taiwan Semiconductor rose amid strong demand for mobile phone chips. Shares of Telekomunikasi Indonesia, a mobile phone/ network operator, rose strongly; results showed continued growth in data revenues, driven by the shift from second-generation technology (2G) to 3G and 4G and by the company’s fiber broadband business.

In Brazil, shares of insurance broker BB Seguridade, water utility SABESP, and for-profit education company Estacio all performed well on improving business conditions. Stock selection in telecommunication services also boosted relative returns; Japan’s KDDI rose as its average revenue per user increased with the bundling of fixed and mobile services. Lastly, a higher-than-benchmark allocation to the strongly performing information technology sector helped relative returns.

8

Edinburgh Partners Limited

Portfolio Manager:

Sandy Nairn, Director and CEO

Market levels remain broadly unchanged as global expansion stayed subdued. This slightly disguises the turbulent political backdrop of the United Kingdom’s vote to exit the European Union and the U.S. presidential election. We think the market focus is now likely to be on inflation rather than growth as the effect of lower oil prices is considered and headline inflation rises. This will inevitably concentrate the mind on valuation, so the premium paid for “safety” is extreme and likely to be eroded.

The areas of the market we are focusing on are energy, health care, and banks, reflecting the negative sentiment surrounding each one.

We continued to add to energy, seeing supply as the root cause of price weakness. We initially focused on companies whose assets would be attractive to their peers in a cost-cutting environment (for example, BG Group, which was acquired by Royal Dutch Shell). Total was subsequently added to the portfolio. The energy companies all helped performance for the period.

The health care sector was affected by rhetoric in the U.S. presidential campaign, in which some notorious examples of price gouging were highlighted. These are not relevant, however, to European holdings such as Roche, AstraZeneca, Novartis, and the recently added Sanofi. Better drug pipelines are being ignored, and we believe that post-election, the underlying investment attractions will be better appreciated.

Bank share prices have been affected by a macroeconomic environment of low interest rates, tighter regulation, and concern about growth. We believe that all three circumstances will soon reverse. With better growth and higher inflation, long-term rates are likely to creep up, helping banks’ net interest margins. Financial leverage in the banking industry is now the lowest in 35 years, suggesting that the retrenchment in banks should be coming to an end. Notwithstanding that, we still have a credit cycle to play out. The banks are the highest risk–reward component of the portfolio and one for which 2017 should prove supportive.

Geographically, Japan still offers value, and holdings there provided reasonable returns. The exception was Toshiba, which we sold in light of its accounting scandal. On a more positive note, KDDI was sold after it appreciated strongly. We continue to anticipate adding to emerging-market exposure as opportunities present themselves.

ARGA Investment Management, LP

Portfolio Managers:

A. Rama Krishna, CFA, Founder and

Chief Investment Officer

Steven Morrow, CFA, Director of Research

International equity markets finished the period largely unchanged. Concerns early on about slowing Chinese and global growth

9

later reversed given stabilizing earnings forecasts, expansionary fiscal policy, and benign monetary policy in key economies.

Amid these forces, ARGA’s portfolio performance was strong. Favorable results reflect disciplined adherence to ARGA’s valuation-driven process. ARGA seeks to generate superior long-term returns by investing in companies that trade at discounts to intrinsic values. Those discounts are frequently due to temporary stress—macroeconomic, industry-specific, or company-specific. Investor overreaction to such stress allows us to purchase solid companies at attractive valuations and profit when those valuations recover.

Reflecting that philosophy, information technology holdings led the positive performance. Strong IT contributors included a Japanese online game company, a Korean technology conglomerate, and a Japanese technology and telecommunications company. Key reasons for valuation increases were company-specific. The common factor was that each stock was purchased at low valuation during a time of stress. As stressors receded, valuations recovered.

New positions initiated during the period similarly reflected ARGA’s valuation approach. In particular, we found opportunity to significantly increase Japanese exposure. In the prior fiscal year, we profitably exited Japanese positions as the yen’s weakness and upward forecast revisions drove valuations higher. This year, the yen’s strength and concerns about earnings declines weighed on the overall Japanese equity market, hitting valuations of large international businesses especially hard. This allowed us to add several Japanese companies with world-class capabilities and strong corporate governance.

Energy remains among the portfolio’s largest sector exposures. Industry fundamentals have progressed generally in line with ARGA’s expectations. U.S. shale production is on a downward trajectory, crude prices have partly recovered, and industry returns may have troughed. Although a recovery appears under way, industry conditions remain far from normal, suggesting more upside in many of our energy holdings.

Adhering to our valuation approach, we funded expanded exposure to Japanese companies by reducing allocations to selected emerging-market and other companies whose share prices had risen. That allowed us to take profits to reinvest in more attractively valued companies.

ARGA’s international portfolio remains well-positioned to take advantage of valuation opportunities. As company stresses recede and valuations recover over time, we expect holdings to generate strong future returns.

10

International Value Fund

Fund Profile

As of October 31, 2016

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	156	1,844
Median Market Cap	$31.1B	$29.6B
Price/Earnings Ratio	23.2x	20.9x
Price/Book Ratio	1.5x	1.6x
Return on Equity	14.5%	14.9%
Earnings Growth
Rate	7.4%	6.9%
Dividend Yield	2.9%	3.0%
Turnover Rate	30%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.46%	—
Short-Term Reserves	2.8%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	15.4%	11.5%
Consumer Staples	9.0	10.4
Energy	10.1	6.8
Financials	19.4	22.5
Health Care	9.0	8.2
Industrials	13.3	11.7
Information Technology	10.5	9.5
Materials	3.1	7.7
Real Estate	2.0	3.4
Telecommunication Services	6.4	4.9
Utilities	1.8	3.4

Volatility Measures
MSCI AC
World Index
ex USA
R-Squared	0.95
Beta	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Novartis AG	Pharmaceuticals	2.4%
BP plc	Integrated Oil & Gas	2.0
Royal Dutch Shell plc	Integrated Oil & Gas	1.8
Japan Tobacco Inc.	Tobacco	1.8
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.7
BHP Billiton	Diversified Metals &
	Mining	1.7
TOTAL SA	Integrated Oil & Gas	1.6
Sumitomo Mitsui
Financial Group Inc.	Diversified Banks	1.6
SoftBank Group Corp.	Wireless
	Telecommunication
	Services	1.5
Prudential plc	Life & Health
	Insurance	1.4
Top Ten		17.5%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the expense ratio was 0.43%.

11

International Value Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	19.3%	12.4%
France	7.0	6.9
Germany	6.3	6.3
Switzerland	5.4	6.0
Netherlands	2.3	2.3
Spain	2.2	2.2
Belgium	1.5	0.9
Finland	1.3	0.7
Sweden	1.3	1.9
Other	2.4	3.7
Subtotal	49.0%	43.3%
Pacific
Japan	26.0%	17.2%
Hong Kong	3.8	2.5
South Korea	3.5	3.4
Singapore	1.1	0.9
Australia	1.1	5.2
Subtotal	35.5%	29.2%
Emerging Markets
China	1.9%	6.2%
Brazil	1.8	2.0
Taiwan	1.8	2.9
Turkey	1.2	0.3
Thailand	1.1	0.5
Other	3.0	8.1
Subtotal	10.8%	20.0%
North America
United States	2.5%	0.0%
Canada	1.7	6.8
Subtotal	4.2%	6.8%
Middle East
Other	0.5%	0.7%

12

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2006, Through October 31, 2016

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2016
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Value Fund	-0.67%	4.76%	1.31%	$11,395
Spliced International Index	0.22	3.64	0.46	10,474
International Funds Average	-1.61	4.75	1.22	11,286
MSCI All Country World Index ex USA	0.72	4.11	2.07	12,277

For a benchmark description, see the Glossary.

International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

13

International Value Fund

Fiscal-Year Total Returns (%): October 31, 2006, Through October 31, 2016

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	8.23%	7.29%	1.82%

14

International Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.8%)[1]
Australia (0.7%)
BHP Billiton Ltd.	3,083,505	53,872

Belgium (1.5%)
* Anheuser-Busch InB. SA	777,419	89,225
* KBC Group NV	414,579	25,273
		114,498
Brazil (1.8%)
BB Seguridade
Participacoes SA	5,707,500	57,468
Ambev SA	5,051,500	29,799
Cia de Saneamento
Basico do Estado de
Sao Paulo	2,769,900	29,244
Estacio Participacoes SA	3,897,800	22,603
		139,114
Canada (1.6%)
Canadian Natural
Resources Ltd.	2,054,300	65,199
Canadian National
Railway Co.
(Toronto Shares)	590,600	37,128
Alimentation Couche-Tard
Inc. Class B	490,400	24,635
		126,962
China (1.8%)
China Shenhua Energy
Co. Ltd.	27,706,000	57,441
Tencent Holdings Ltd.	2,010,300	53,278
Lenovo Group Ltd.	50,174,000	32,140
		142,859
Denmark (0.4%)
Carlsberg A/S Class B	345,230	31,103

Finland (1.3%)
Sampo Oyj Class A	1,183,062	54,201
Nokia Oyj	10,546,558	47,086
		101,287

France (6.5%)
	TOTAL SA	2,683,778	128,567
	BNP Paribas SA	1,340,391	77,721
	Sanofi	802,224	62,428
*	Valeo SA	836,113	48,248
	Vinci SA	644,379	46,666
*	ArcelorMittal	5,764,814	38,953
	Capgemini SA	320,457	26,539
	Vivendi SA	1,283,161	25,972
*,^	Vallourec SA	5,229,100	25,697
	Natixis SA	3,876,987	19,616
	Engie SA	965,914	13,930
			514,337
Germany (5.9%)
	Siemens AG	636,268	72,292
	Commerzbank AG	8,441,270	57,487
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG in
	Muenchen	249,902	48,521
	E.ON SE	6,285,881	46,069
	SAP SE	488,800	43,063
	Bayer AG	433,237	43,016
	Bayerische Motoren
	Werke AG	482,675	42,111
	Continental AG	162,682	31,250
	Fresenius Medical Care
	AG & Co. KGaA	323,687	26,366
	Allianz SE	142,540	22,251
	GEA Group AG	524,675	20,322
	METRO AG	246,657	7,388
			460,136
Hong Kong (3.7%)
	Galaxy Entertainment
	Group Ltd.	18,827,000	77,090
	Swire Pacific Ltd.
	Class A	6,451,850	67,060
	CK Hutchison
	Holdings Ltd.	5,040,692	62,243

15

International Value Fund

		Market
		Value•
	Shares	($000)
Melco Crown
Entertainment Ltd. ADR	1,917,100	32,092
Sands China Ltd.	6,414,400	27,837
Li & Fung Ltd.	38,162,000	18,759
* Esprit Holdings Ltd.	9,909,234	8,172
		293,253
Indonesia (0.8%)
Telekomunikasi
Indonesia Persero
Tbk PT ADR	2,016,138	65,504

Ireland (0.4%)
* Ryanair Holdings plc ADR	434,764	32,647

Israel (0.5%)
Teva Pharmaceutical
Industries Ltd. ADR	829,745	35,463

Italy (0.8%)
Eni SPA	3,020,882	43,840
Banca Mediolanum SPA	3,003,881	20,769
		64,609
Japan (24.9%)
Japan Tobacco Inc.	3,677,100	139,804
Sumitomo Mitsui
Financial Group Inc.	3,655,600	126,746
SoftBank Group Corp.	1,876,400	118,178
Nippon Telegraph &
Telephone Corp.	2,141,800	94,961
Toyota Motor Corp.	1,577,709	91,518
DeNA Co. Ltd.	2,726,500	87,717
Panasonic Corp.	8,435,300	87,017
Omron Corp.	2,189,200	84,023
East Japan Railway Co.	941,200	82,852
Daiwa House Industry
Co. Ltd.	2,991,900	82,117
Hitachi Ltd.	15,389,000	82,037
Mitsubishi Corp.	3,537,200	76,987
Nidec Corp.	792,600	76,692
Hoya Corp.	1,810,300	75,533
Sumitomo Mitsui Trust
Holdings Inc.	2,118,800	71,494
KDDI Corp.	2,243,200	68,178
Sumitomo Electric
Industries Ltd.	4,439,000	65,580
Nomura Holdings Inc.	12,169,400	60,956
Takashimaya Co. Ltd.	7,429,000	60,591
Makita Corp.	855,700	59,163
Seven & i Holdings
Co. Ltd.	964,883	40,274
Sony Corp.	1,252,800	39,486
Ryohin Keikaku Co. Ltd.	175,800	37,551
FANUC Corp.	189,800	34,750
Hino Motors Ltd.	2,775,100	30,249

Honda Motor Co. Ltd.	827,700	24,766
Daiwa Securities Group Inc.3,414,000		20,382
Yamato Kogyo Co. Ltd.	701,000	19,737
JFE Holdings Inc.	1,255,400	17,993
		1,957,332
Netherlands (2.2%)
^ Unilever NV	1,239,351	51,837
Wolters Kluwer NV	1,233,206	47,688
* NXP Semiconductors NV	473,658	47,366
Aegon NV	5,169,405	22,363
		169,254
Norway (0.7%)
^ Telenor ASA	2,227,587	35,429
TGS Nopec Geophysical
Co. ASA	935,448	18,922
		54,351
Other (0.4%)
2 Vanguard FTSE All-World
ex-US ETF	718,406	32,084

Philippines (0.3%)
Alliance Global
Group Inc.	73,546,000	21,650

Russia (0.8%)
Gazprom PJSC ADR
(London Shares)	9,420,057	40,618
Mobile TeleSystems
PJSC ADR	1,761,947	13,585
Lukoil PJSC ADR	149,537	7,274
Gazprom PJSC ADR	740,167	3,205
		64,682
Singapore (1.1%)
DBS Group Holdings Ltd.	4,835,600	52,122
Genting Singapore plc	58,872,000	31,503
		83,625
South Africa (0.8%)
Sanlam Ltd.	7,493,111	36,295
Mr Price Group Ltd.	1,380,497	15,727
Nampak Ltd.	9,853,912	13,742
		65,764
South Korea (3.4%)
SK Hynix Inc.	1,863,063	66,635
Samsung Electronics
Co. Ltd.	37,929	54,251
E-MART Inc.	380,476	53,952
LG Electronics Inc.	864,991	36,059
Hana Financial Group Inc.	891,981	25,513
Shinhan Financial Group
Co. Ltd.	561,096	21,464
Hyundai Home Shopping
Network Corp.	125,479	12,440
		270,314

16

International Value Fund

		Market
		Value•
	Shares	($000)
Spain (2.1%)
Telefonica SA	5,211,366	52,951
* Red Electrica Corp. SA	1,908,072	39,750
Banco Santander SA	7,922,700	38,822
Banco Bilbao Vizcaya
Argentaria SA	4,117,859	29,643
		161,166
Sweden (1.2%)
Assa Abloy AB Class B	3,090,254	56,161
Swedbank AB Class A	1,689,041	39,522
		95,683
Switzerland (5.2%)
Novartis AG	2,669,637	189,458
Adecco Group AG	1,221,508	72,533
Roche Holding AG	307,687	70,670
Credit Suisse Group AG	2,335,156	32,582
Actelion Ltd.	149,781	21,643
Cie Financiere
Richemont SA	323,196	20,778
GAM Holding AG	446,196	4,322
		411,986
Taiwan (1.7%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	22,701,704	136,241

Thailand (1.0%)
Bangkok Bank PCL	13,166,800	59,994
Kasikornbank PCL
(Foreign)	4,356,000	21,382
		81,376
Turkey (1.2%)
Turkiye Halk Bankasi AS	13,351,080	40,604
* Turkcell Iletisim
Hizmetleri AS	10,426,197	33,619
KOC Holding AS	5,015,921	20,922
		95,145
United Kingdom (18.7%)
Prudential plc	6,829,607	111,452
^ Royal Dutch Shell plc
Class A (Amsterdam
Shares)	3,823,632	95,275
Carnival plc	1,779,082	85,811
BP plc ADR	2,279,257	81,028

	British American
	Tobacco plc	1,372,639	78,670
	AstraZeneca plc	1,396,938	78,222
	BHP Billiton plc	5,065,747	76,174
	BP plc	12,540,598	74,137
*	Tesco plc	24,017,376	61,862
	Compass Group plc	2,840,380	51,395
	Royal Dutch Shell plc
	Class A	1,998,307	49,772
	Unilever plc	1,183,517	49,411
	Informa plc	5,692,553	46,833
	Rolls-Royce Holdings plc	5,218,447	46,322
	HSBC Holdings plc	5,877,471	44,264
	Shire plc	776,498	43,843
	RSA Insurance Group plc	6,378,697	43,067
	Wolseley plc	819,801	42,523
	WPP plc	1,715,616	37,251
	RELX NV	2,085,040	37,218
3	Worldpay Group plc	9,722,829	33,791
*	Royal Bank of Scotland
	Group plc	14,611,000	33,765
	Mediclinic International
	plc (Johannesburg
	Shares)	2,825,842	31,334
	London Stock Exchange
	Group plc	863,570	29,663
	Barclays plc	11,845,257	27,443
	Ashtead Group plc	1,548,480	24,128
*	Standard Chartered plc	2,469,312	21,473
	Associated British
	Foods plc	703,189	21,151
	Petrofac Ltd.	1,590,239	15,662
	Mediclinic International plc	29,915	330
			1,473,270
United States (2.4%)
	Aon plc	463,655	51,387
*	Michael Kors Holdings Ltd. 849,100		43,117
^	Signet Jewelers Ltd.	433,760	35,247
*	Weatherford
	International plc	12,813,002	61,759
			191,510
Total Common Stocks
(Cost $7,845,943)			7,541,077

17

International Value Fund		Market	Value•
		Shares	($000)
Temporary Cash Investments (5.7%)[1] Money Market Fund (5.6%)
[4,5]	Vanguard Market
	Liquidity Fund, 0.718%	4,386,458	438,690

		Face Amount ($000)
U.S. Government and Agency Obligations (0.1%)
[6,7,8]	Federal Home Loan Bank Discount Notes,
	0.340%, 11/16/16	6,000	5,999
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.431%, 1/25/17	1,200	1,199
7	United States Treasury Bill,
	0.325%–0.330%,
	12/29/16	1,000	1,000
8	United States Treasury Bill,
	0.287%, 1/5/17	2,000	1,999
7	United States Treasury Bill,
	0.337%, 1/12/17	1,200	1,199
		11,396
Total Temporary Cash Investments
(Cost $450,081)			450,086
Total Investments (101.5%)
(Cost $8,296,024)			7,991,163
Other Assets and Liabilities (-1.5%)
Other Assets [8]			56,306
Liabilities [5]			(174,656)
			(118,350)
Net Assets (100%)
Applicable to 243,747,483 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)			7,872,813
Net Asset Value Per Share			$32.30

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	7,520,389
Affiliated Vanguard Funds	470,774
Total Investments in Securities	7,991,163
Investment in Vanguard	611
Receivables for Investment Securities Sold	14,198
Receivables for Accrued Income	29,138
Receivables for Capital Shares Issued	3,202
Other Assets [8]	9,157
Total Assets	8,047,469
Liabilities
Payables for Investment
Securities Purchased	36,273
Collateral for Securities on Loan	106,535
Payables to Investment Advisor	3,694
Payables for Capital Shares Redeemed	6,245
Payables to Vanguard	16,208
Other Liabilities	5,701
Total Liabilities	174,656
Net Assets	7,872,813

18

International Value Fund

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	8,331,820
Undistributed Net Investment Income	139,918
Accumulated Net Realized Losses	(292,383)
Unrealized Appreciation (Depreciation)
Investment Securities	(304,861)
Futures Contracts	2,586
Forward Currency Contracts	(2,969)
Foreign Currencies	(1,298)
Net Assets	7,872,813

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $101,163,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.3% and 4.2% respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the value of this security represented 0.4% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $106,535,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $7,198,000 have been segregated as initial margin for open futures contracts.
8 Securities with a value of $2,257,000 and cash of $270,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

19

International Value Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Dividends[1,2]	203,051
Interest[2]	1,664
Securities Lending—Net	3,805
Total Income	208,520
Expenses
Investment Advisory Fees—Note B
Basic Fee	12,985
Performance Adjustment	2,230
The Vanguard Group—Note C
Management and Administrative	15,076
Marketing and Distribution	1,267
Custodian Fees	1,147
Auditing Fees	49
Shareholders’ Reports	146
Trustees’ Fees and Expenses	11
Total Expenses	32,911
Net Investment Income	175,609
Realized Net Gain (Loss)
Investment Securities Sold[2]	(248,719)
Futures Contracts	3,430
Foreign Currencies and Forward Currency Contracts	735
Realized Net Gain (Loss)	(244,554)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	33,067
Futures Contracts	(4,820)
Foreign Currencies and Forward Currency Contracts	(2,304)
Change in Unrealized Appreciation (Depreciation)	25,943
Net Increase (Decrease) in Net Assets Resulting from Operations	(43,002)

1 Dividends are net of foreign withholding taxes of $13,805,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $911,000, $1,581,000, and
$54,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	175,609	159,684
Realized Net Gain (Loss)	(244,554)	80,124
Change in Unrealized Appreciation (Depreciation)	25,943	(855,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	(43,002)	(615,439)
Distributions
Net Investment Income	(158,648)	(213,924)
Realized Capital Gain	—	—
Total Distributions	(158,648)	(213,924)
Capital Share Transactions
Issued	1,245,725	1,241,161
Issued in Lieu of Cash Distributions	150,128	201,817
Redeemed	(1,252,986)	(953,508)
Net Increase (Decrease) from Capital Share Transactions	142,867	489,470
Total Increase (Decrease)	(58,783)	(339,893)
Net Assets
Beginning of Period	7,931,596	8,271,489
End of Period[1]	7,872,813	7,931,596

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $139,918,000 and $123,930,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.22	$36.87	$37.12	$29.78	$28.98
Investment Operations
Net Investment Income	.721	. 669	. 977[1]	.757	.804
Net Realized and Unrealized Gain (Loss)
on Investments	(.979)	(3.373)	(.530)	7.402	.838
Total from Investment Operations	(.258)	(2.704)	.447	8.159	1.642
Distributions
Dividends from Net Investment Income	(. 662)	(. 946)	(. 697)	(. 819)	(. 842)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 662)	(. 946)	(. 697)	(. 819)	(. 842)
Net Asset Value, End of Period	$32.30	$33.22	$36.87	$37.12	$29.78

Total Return[2]	-0.67%	-7.43%	1.20%	27.94%	6.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,873	$7,932	$8,271	$8,028	$6,465
Ratio of Total Expenses to Average Net Assets[3]	0.43%	0.46%	0.44%	0.43%	0.40%
Ratio of Net Investment Income to
Average Net Assets	2.29%	1.95%	2.64%[1]	2.24%	2.77%
Portfolio Turnover Rate	30%	36%	37%	52%	53%

1 Net investment income per share and the ratio of net investment income to average net assets include $.175 and 0.47%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.03%, 0.01%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

23

International Value Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2016, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities

24

International Value Fund

lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Lazard Asset Management LLC, Edinburgh Partners Limited, and ARGA Investment Management, LP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding five years. The basic fee of Edinburgh Partners Limited is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years. The basic fee of ARGA Investment Management, LP, is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA since October 31, 2012.

25

International Value Fund

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $2,230,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2016, the fund had contributed to Vanguard capital in the amount of $611,000, representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	800,559	6,740,518	—
Temporary Cash Investments	438,690	11,396	—
Futures Contracts—Assets[1]	252	—	—
Futures Contracts—Liabilities[1]	(335)	—	—
Forward Currency Contracts—Assets	—	1,622	—
Forward Currency Contracts—Liabilities	—	(4,591)	—
Total	1,239,166	6,748,945	—
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $102,234,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year.

26

International Value Fund

E. At October 31, 2016, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	252	1,622	1,874
Other Liabilities	(335)	(4,591)	(4,926)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	3,430	—	3,430
Forward Currency Contracts	—	4,224	4,224
Realized Net Gain (Loss) on Derivatives	3,430	4,224	7,654

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(4,820)	—	(4,820)
Forward Currency Contracts	—	(1,554)	(1,554)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(4,820)	(1,554)	(6,374)

At October 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	December 2016	1,789	59,873	504
Topix Index	December 2016	247	32,789	1,389
FTSE 100 Index	December 2016	52	4,399	200
S&P ASX 200 Index	December 2016	252	25,360	493
				2,586

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At October 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

27

International Value Fund

						Unrealized
	Contract			Contract Amount (000)		Appreciation
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Toronto Dominion Securities	12/21/16	EUR	25,451	USD	28,725	(719)
BNP Paribas	12/13/16	JPY	2,592,418	USD	25,441	(677)
Barclays Bank plc	12/21/16	EUR	20,017	USD	22,540	(514)
BNP Paribas	12/21/16	EUR	11,483	USD	12,957	(319)
Bank of America N.A.	12/21/16	GBP	9,340	USD	12,499	(1,052)
Goldman Sachs International	12/20/16	AUD	14,844	USD	11,037	241
Goldman Sachs International	12/13/16	JPY	955,660	USD	9,476	(348)
Barclays Bank plc	12/20/16	AUD	11,435	USD	8,714	(27)
UBS AG	12/21/16	GBP	3,541	USD	4,732	(392)
Citibank N.A.	12/21/16	EUR	3,763	USD	4,156	(15)
BNP Paribas	12/21/16	EUR	3,165	USD	3,471	12
JPMorgan Chase Bank N.A.	12/21/16	GBP	2,022	USD	2,696	(219)
UBS AG	12/13/16	JPY	261,900	USD	2,580	(79)
JPMorgan Chase Bank N.A.	12/21/16	EUR	2,204	USD	2,484	(59)
UBS AG	12/20/16	AUD	3,244	USD	2,483	(18)
UBS AG	12/20/16	AUD	3,111	USD	2,348	16
JPMorgan Chase Bank N.A.	12/13/16	JPY	229,415	USD	2,213	(21)
Citibank, N.A.	12/20/16	AUD	2,889	USD	2,192	3
Bank of America N.A.	12/13/16	JPY	194,950	USD	1,857	5
Goldman Sachs International	12/21/16	GBP	947	USD	1,229	(69)
BNP Paribas	12/20/16	AUD	1,354	USD	1,035	(7)
BNP Paribas	12/20/16	AUD	840	USD	625	13
Goldman Sachs International	12/21/16	GBP	278	USD	340	—
Bank of America N.A.	12/21/16	GBP	277	USD	337	3
Barclays Bank plc	12/13/16	USD	3,029	JPY	314,410	26
JPMorgan Chase Bank N.A.	12/13/16	USD	2,876	JPY	293,370	74
Bank of America N.A.	12/13/16	USD	2,358	JPY	243,630	31
Citibank, N.A.	12/13/16	USD	804	JPY	80,370	36
BNP Paribas	12/21/16	USD	15,143	GBP	11,616	906
JPMorgan Chase Bank N.A.	12/21/16	USD	9,251	EUR	8,278	141
BNP Paribas	12/21/16	USD	4,988	EUR	4,574	(45)
JPMorgan Chase Bank N.A.	12/20/16	USD	1,847	AUD	2,431	—
UBS AG	12/20/16	USD	1,547	AUD	2,049	(10)
JPMorgan Chase Bank N.A.	12/21/16	USD	1,586	GBP	1,200	115
BNP Paribas	12/21/16	USD	427	GBP	349	(1)
Barclays Bank plc	12/21/16	USD	172	GBP	140	—
						(2,969)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

28

International Value Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2016, the fund realized net foreign currency losses of $3,489,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2016, the fund had $159,491,000 of ordinary income available for distribution. At October 31, 2016, the fund had available capital losses totaling $293,096,000 to offset future net capital gains. Of this amount, $45,618,000 is subject to expiration on October 31, 2017. Capital losses of $247,478,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At October 31, 2016, the cost of investment securities for tax purposes was $8,300,145,000. Net unrealized depreciation of investment securities for tax purposes was $308,982,000, consisting of unrealized gains of $842,122,000 on securities that had risen in value since their purchase and $1,151,104,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2016, the fund purchased $2,281,250,000 of investment securities and sold $2,200,780,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended October 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	40,253	35,863
Issued in Lieu of Cash Distributions	4,906	5,845
Redeemed	(40,193)	(27,294)
Net Increase (Decrease) in Shares Outstanding	4,966	14,414

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $145,892,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $182,748,000 and foreign taxes paid of $13,067,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

30

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund
Periods Ended October 31, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-0.67%	4.76%	1.31%
Returns After Taxes on Distributions	-1.11	4.23	0.62
Returns After Taxes on Distributions and Sale of Fund Shares	0.05	3.74	1.15

31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2016	10/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,018.61	$2.08
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.08	2.08

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

33

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

34

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley James M. Norris
Kathleen C. Gubanich Thomas M. Rampulla
Martha G. King Glenn W. Reed
John T. Marcante Karin A. Risi
Chris D. McIsaac Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q460 122016

Annual Report | October 31, 2016

Vanguard Diversified Equity Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	19
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the fiscal period ended October 31, 2016 Vanguard Diversified Equity Fund returned about 1%. The fund lagged its benchmark, the MSCI US Broad Market Index, which returned about 4%.

• As a “fund of funds,” Diversified Equity invests in eight actively managed Vanguard funds selected to provide broad exposure to all segments of the U.S. equity market. Together, the funds cover the style and capitalization spectrum, investing in growth and value stocks of small-, mid-, and large-cap companies.

• For the most recent period, value stocks bested growth stocks, and large- and small-caps generally outpaced their midsize counterparts. Although the underlying funds more or less followed these broader market trends, all but the Explorer™ Fund failed to keep pace with the returns of their respective market segments.

• Results for the underlying funds ranged from about –5% for Vanguard Mid-Cap Growth Fund to nearly 4% for Vanguard Growth and Income Fund.

Total Returns: Fiscal Year Ended October 31, 2016
Total
Returns
Vanguard Diversified Equity Fund	1.39%
MSCI US Broad Market Index	4.29
Multi-Cap Core Funds Average	1.65
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2016
Average
Annual Return
Diversified Equity Fund	6.32%
MSCI US Broad Market Index	6.95
Multi-Cap Core Funds Average	5.24
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.40%	1.17%

The acquired fund fees and expenses—drawn from the prospectus dated February 25, 2016—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2016, the annualized acquired fund fees and expenses were 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Core Funds.

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2016
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	20.1%	3.93%
Vanguard Windsor™ II Fund Investor Shares	15.0	2.86
Vanguard Morgan™ Growth Fund Investor
Shares	15.0	-0.40
Vanguard Windsor Fund Investor Shares	15.0	1.27
Vanguard U.S. Growth Fund Investor Shares	15.0	0.11
Vanguard Explorer™ Fund Investor Shares	9.9	2.47
Vanguard Mid-Cap Growth Fund	5.0	-5.49
Vanguard Capital Value Fund	5.0	0.35
Combined	100.0%	1.39%

2

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute, 2016.

3

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

4

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House (1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc., and Ibbotson Associates thereafter through 2015.

5

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer November 9, 2016

6

Diversified Equity Fund

Fund Profile
As of October 31, 2016

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,554	3,168
Median Market Cap	$46.1B	$53.5B
Price/Earnings Ratio	21.9x	23.0x
Price/Book Ratio	2.2x	2.7x
Return on Equity	15.8%	16.6%
Earnings Growth
Rate	7.0%	8.3%
Dividend Yield	2.1%	2.1%
Turnover Rate	9%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.40%	—
30-Day SEC Yield	1.26%	—

Allocation to Underlying Vanguard Funds

Vanguard Growth and Income Fund
Investor Shares	20.1%
Vanguard Windsor II Fund Investor Shares	15.0
Vanguard Morgan Growth Fund Investor
Shares	15.0
Vanguard Windsor Fund Investor Shares	15.0
Vanguard U.S. Growth Fund Investor
Shares	15.0
Vanguard Explorer Fund Investor Shares	9.9
Vanguard Mid-Cap Growth Fund	5.0
Vanguard Capital Value Fund	5.0

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.98
Beta	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)

		MSCI US
		Broad Market
	Fund	Index
Consumer Discretionary	10.9%	12.7%
Consumer Staples	7.8	8.9
Energy	8.4	6.6
Financials	17.6	13.5
Health Care	17.1	13.4
Industrials	10.2	10.6
Information Technology	20.3	21.3
Materials	2.7	3.2
Real Estate	1.5	4.2
Telecommunication Services	2.1	2.3
Utilities	1.4	3.3

Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 25, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2016, the annualized acquired fund fees and expenses were 0.36%.

7

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2006, Through October 31, 2016

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2016
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Diversified Equity Fund	1.39%	12.72%	6.32%	$18,454
MSCI US Broad Market Index	4.29	13.40	6.95	19,584
Multi-Cap Core Funds Average	1.65	10.87	5.24	16,661

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

8

Diversified Equity Fund

Fiscal-Year Total Returns (%): October 31, 2006, Through October 31, 2016

Diversified Equity Fund

MSCI US Broad Market Index

Average Annual Total Returns: Periods Ended September 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Diversified Equity Fund	6/10/2005	11.64%	15.93%	6.95%

9

Diversified Equity Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	6,199,700	255,676
Vanguard Windsor II Fund Investor Shares	5,481,172	192,005
Vanguard Morgan Growth Fund Investor Shares	7,630,503	191,983
Vanguard Windsor Fund Investor Shares	9,743,441	191,946
Vanguard U.S. Growth Fund Investor Shares	6,442,815	191,416
Vanguard Explorer Fund Investor Shares	1,498,322	125,724
Vanguard Mid-Cap Growth Fund	2,940,500	63,956
Vanguard Capital Value Fund	5,654,918	63,618
Total Investment Companies (Cost $925,508)		1,276,324
Other Assets and Liabilities (0.0%)
Other Assets		615
Liabilities		(775)
Total Other Assets and Liabilities		(160)
Net Assets (100%)
Applicable to 41,490,271 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,276,164
Net Asset Value Per Share		$30.76

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds		1,276,324
Receivables for Investment Securities Sold		374
Receivables for Capital Shares Issued		241
Total Assets		1,276,939
Liabilities
Payables for Capital Shares Redeemed		713
Other Liabilities		62
Total Liabilities		775
Net Assets		1,276,164

10

Diversified Equity Fund

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	844,623
Undistributed Net Investment Income	4,732
Accumulated Net Realized Gains	75,993
Unrealized Appreciation (Depreciation)	350,816
Net Assets	1,276,164

  See Note A in Notes to Financial Statements.
  See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	16,847
Net Investment Income—Note B	16,847
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	95,473
Affiliated Investment Securities Sold	1,921
Realized Net Gain (Loss)	97,394
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(100,060)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,181

See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,847	17,392
Realized Net Gain (Loss)	97,394	127,323
Change in Unrealized Appreciation (Depreciation)	(100,060)	(75,614)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,181	69,101
Distributions
Net Investment Income	(15,681)	(15,306)
Realized Capital Gain[1]	(106,084)	(55,272)
Total Distributions	(121,765)	(70,578)
Capital Share Transactions
Issued	71,521	145,790
Issued in Lieu of Cash Distributions	116,441	67,884
Redeemed	(259,810)	(269,946)
Net Increase (Decrease) from Capital Share Transactions	(71,848)	(56,272)
Total Increase (Decrease)	(179,432)	(57,749)
Net Assets
Beginning of Period	1,455,596	1,513,345
End of Period[2]	1,276,164	1,455,596

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $9,876,000 and $16,694,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,732,000 and $5,251,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Diversified Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.15	$33.18	$29.43	$22.70	$20.34
Investment Operations
Net Investment Income	.397	.394	.322[1]	.332	.262
Capital Gain Distributions Received	.860	2.606	.848[1]	.131	.034
Net Realized and Unrealized Gain (Loss)
on Investments	(.836)	(1.453)	3.243	6.626	2.310
Total from Investment Operations	.421	1.547	4.413	7.089	2.606
Distributions
Dividends from Net Investment Income	(.362)	(.342)	(.283)	(.344)	(.246)
Distributions from Realized Capital Gains	(2.449)	(1.235)	(.380)	(.015)	—
Total Distributions	(2.811)	(1.577)	(.663)	(.359)	(.246)
Net Asset Value, End of Period	$30.76	$33.15	$33.18	$29.43	$22.70

Total Return[2]	1.39%	4.71%	15.20%	31.70%	12.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,276	$1,456	$1,513	$1,420	$1,173
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.36%	0.40%	0.41%	0.40%	0.40%
Ratio of Net Investment Income to
Average Net Assets	1.26%	1.16%	1.03%	1.27%	1.18%
Portfolio Turnover Rate	9%	10%	5%	5%	3%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

15

Diversified Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,685,000 from undistributed net investment income, and $14,297,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2016, the fund had $4,759,000 of ordinary income and $75,966,000 of long-term capital gains available for distribution.

At October 31, 2016, the cost of investment securities for tax purposes was $925,508,000. Net unrealized appreciation of investment securities for tax purposes was $350,816,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	2,380	4,387
Issued in Lieu of Cash Distributions	3,838	2,068
Redeemed	(8,643)	(8,157)
Net Increase (Decrease) in Shares Outstanding	(2,425)	(1,702)

16

Diversified Equity Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:
			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Capital Value Fund	67,200	8,679	5,831	794	5,766	63,618
Vanguard Explorer Fund	139,827	14,074	18,460	414	12,793	125,724
Vanguard Growth and
Income Fund	293,510	22,555	48,890	5,249	15,362	255,676
Vanguard Mid-Cap Growth Fund	72,741	5,372	4,809	204	5,167	63,956
Vanguard Morgan Growth Fund	222,885	16,967	29,425	1,386	15,581	191,983
Vanguard U.S. Growth Fund	221,458	17,624	30,008	971	16,627	191,416
Vanguard Windsor Fund	218,792	18,548	31,161	3,258	13,079	191,946
Vanguard Windsor II Fund	219,481	17,949	34,615	4,571	11,098	192,005
Total	1,455,894	121,768	203,199	16,847	95,473	1,276,324

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Diversified Equity Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Diversified Equity Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $110,522,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $17,145,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 80.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

18

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Diversified Equity Fund
Periods Ended October 31, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	1.39%	12.72%	6.32%
Returns After Taxes on Distributions	-0.78	11.71	5.58
Returns After Taxes on Distributions and Sale of Fund Shares	2.32	10.07	4.97

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2016	10/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,035.34	$1.84
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.33	1.83

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.36%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

22

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley                     James M. Norris
Kathleen C. Gubanich                  Thomas M. Rampulla
Martha G. King                            Glenn W. Reed
John T. Marcante                         Karin A. Risi
Chris D. McIsaac                         Michael Rollings

Chairman Emeritus and Senior Advisor

 John J. Brennan Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122016

Annual Report | October 31, 2016

Vanguard Emerging Markets Select Stock Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2016, Vanguard Emerging Markets Select Stock Fund returned about 13%. That performance exceeded the more than 11% return of the benchmark FTSE Emerging Index and the nearly 8% average return of peer funds.

• Among countries represented in the fund, Brazil posted strong returns as investors anticipated that a new government would improve the country’s economic prospects. In contrast, the fund’s holdings in China and Hong Kong detracted as concerns about an economic slowdown persisted.

• Stocks in the industrial, telecommunications, and financial sectors drove the fund’s relative performance for the fiscal year. However, energy and technology stocks were a weak spot.

• From its June 27, 2011, inception through October 31, 2016, the fund had an average annual return of –0.58%. Although negative, that result bested those of the fund’s comparative standards for that period.

Total Returns: Fiscal Year Ended October 31, 2016
Total
Returns
Vanguard Emerging Markets Select Stock Fund	12.95%
FTSE Emerging Index	11.26
Emerging Markets Funds Average	7.71
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Inception Through October 31, 2016
Average
Annual Return
Emerging Markets Select Stock Fund (Returns since inception: 6/27/2011)	-0.58%
FTSE Emerging Index	-0.79
Emerging Markets Funds Average	-1.61
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Select Stock Fund	0.93%	1.54%

The fund expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the fund’s expense ratio was 0.90%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Emerging Markets Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute, 2016.

3

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

4

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House (1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc., and Ibbotson Associates thereafter through 2015.

5

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive

Officer November 9, 2016

6

Advisors’ Report

For the 12 months ended October 31, 2016, Vanguard Emerging Markets Select Stock Fund returned 12.95%. The average return of its peers was 7.71%, and its benchmark, the FTSE Emerging Index, returned 11.26%.

The fund’s assets are divided among four independent investment advisors. The use of multiple advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 16, 2016.

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Pzena Investment Management,	24	81	Uses a deep-value approach that focuses on the most
LLC			undervalued companies based on price-to-normalized
			earnings. The firm believes that this value philosophy
			works well globally and is especially effective in
			emerging markets because of generally wider valuation
			spreads.
Oaktree Capital Management, L.P.	24	80	Seeks securities that have been undervalued by
			investors. Oaktree’s investment process is driven by
			bottom-up research, which includes extensive travel to
			meet company management and maintaining in-house
			models focused on deriving reliable cash-flow
			projections.
Wellington Management	24	80	Allocates the assets in its portion of the fund to a team
Company LLP			of global analysts who seek to add value through
			in-depth fundamental research and understanding of
			their industries. By covering the same companies over
			a period of many years, these investment professionals
			gain comprehensive insight to guide decisions for their
			subportfolios.
M&G Investment Management	23	79	Seeks to identify companies that can handle capital
Limited			with discipline, generate returns above the cost of
			capital, and stay focused on creating value. M&G
			attempts to take advantage of pricing deviations
			created by short-term investors.
Cash Investments	5	19	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Pzena Investment Management, LLC

Portfolio Managers:

Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal

and CoChief Investment Officer

Holdings in the technology, energy, and materials sectors contributed most to the portfolio’s absolute performance.

The largest individual contributor was Sabesp, the Brazilian water utility. It benefited from improving market sentiment for Brazil and a strong rainy season that increased reservoir levels at a time when parts of the country are dealing with drought.

Taiwan Semiconductor, the world’s largest logic semiconductor foundry, also contributed. It is one of the few sources of advanced semiconductor manufacturing capacity available to companies that design chips for multiple end markets. The company has sustainable competitive advantages because of its scale and a history of profitably researching and building nextgeneration manufacturing processes before its competitors do. That should enable it to garner a higher share of the market for advanced chips produced for future applications.

Another top contributor was Indian aluminum producer Hindalco. It continued its ascent on an improving free cash flow profile. The company enjoyed strong growth in aluminum profitability as the ramping up of its new plants led to improved unit costs.

The largest individual detractor was utility China Power International Development, which fell amid weak demand as well as concerns over declining power prices.

Hong Kongbased Pacific Basin Shipping was hurt by unprecedented weakness in dry bulk freight prices. We believe that these pricing levels are unsustainable and expect them to rise as ship scrappage increases and the growth in demand absorbs excess supply.

China’s Dongfeng Motor fell because of worries about the country’s auto market.

The portfolio’s largest exposures are in the financial, information technology, consumer discretionary, and energy sectors. Its smallest weights are in real estate and health care.

8

Oaktree Capital Management, L.P.

Portfolio Managers:

Frank J. Carroll III,

Managing Director and CoHead of

Emerging Markets Equities

Timothy D. Jensen,

Managing Director and CoHead of

Emerging Markets Equities

After a volatile start to the period, emerging markets generated solid returns for the 12 months ended October 31, 2016. Strong performance in Brazil, rebounding currency and commodity prices, and inflows into emerging markets combined to produce a positive environment for the portfolio.

After five difficult years, the Brazilian equity market was the leading large market over the period. Brazil’s rally was driven by the prospect of political change and the potential for subsequent economic reform. Political change finally occurred when President Dilma Rousseff was impeached and replaced by her vice president, Michel Temer. Temer’s administration has proposed economic reforms that, if enacted, could materially strengthen the Brazilian economy over the medium and long term.

China remained front and center in emergingmarket headlines, ending the period higher despite significant volatility early on. We continue to believe that China will grow, albeit at a more modest pace, and that Chinese stocks offer excellent value.

From mid2014 to a peak last January, the broad Trade Weighted U.S. Dollar Index rose by a sharp 25%. Since then, the dollar has reversed course and weakened modestly. This weakness relieved pressure on emergingmarket currencies, which appreciated slightly over the 12 months after several years of persistent depreciation.

Commodity prices fluctuated wildly. For example, Brent crude oil plunged about 40% in 2015 before bottoming in late January 2016. From its bottom, crude rallied sharply and ended the period up marginally. Prices of a number of metals, including iron ore, exhibited similar swings. These price swings notably affected energy and materials stocks, as well as economies such as Russia and Brazil that depend highly on commodity exports. After years of outflows, emerging markets enjoyed inflows during the period, an encouraging indicator that negative sentiment toward the asset class has diminished.

Consistent with our bottomup investment process, stock selection explained the bulk of our modest outperformance. Positive factors included strong selection in Mexico, Taiwan, and South Africa, while weak selection in Brazil, China, and India detracted. An overweight allocation to Brazil contributed to relative performance, but an underweight allocation to Taiwan and an outofbenchmark allocation to South Korea hurt. By sector, strong stock selection in materials and financials was largely offset by weak selection in consumer discretionary, energy, and consumer staples.

9

Wellington Management Company llp

Portfolio Managers:

Cheryl M. Duckworth, CFA,

Senior Managing Director, and

Associate Director,

Global Industry Research

Mark Mandel, CFA,

Senior Managing Director and Director,

Global Industry Research

Our portion of the fund focuses on bottomup stock selection as the primary driver of performance while minimizing active industry bets.

Emergingmarket equities rose for the period in U.S. dollar terms, as measured by the FTSE Emerging Index. Seven of the 11 index sectors posted positive returns, led by materials, information technology, and energy. Health care, industrials, and telecommunication services were the weakest sectors.

Positive stock selection in financials, energy, information technology, and health care drove relative performance.

BM&FBovespa, a Brazilian stock and derivatives exchange, and Qualicorp, Brazil’s largest benefits administrator, were the top relative contributors.

BM&FBovespa’s stock moved higher as market sentiment on Brazil improved significantly. The shares also benefited from the announced acquisition of clearinghouse Cetip. The deal, if approved by regulators, should strengthen the company’s competitiveness in the market and give it greater earnings visibility.

We sold our holdings on the strong performance.

Qualicorp offers a resilient business model with scale advantages and a very qualified management team. We acquired the stock early in the period. It subsequently rose on the heels of strong operational performance, the company founder’s return as CEO, and speculation in the media that the company was a possible takeover target. We sold our position as the stock reached our target price.

Sberbank, a Russian lender and commercial bank, has undergone a multiyear earnings recovery. Its ability to drive down costs and deliver higher net interest margins has benefited the share price. We believe that the quality of Sberbank’s current earnings is much higher than it was historically, the bank is growing in a far more controlled manner than in the past, and its current strategy is more sensible and conservative than it had been. We maintained a position in the stock.

Weak security selection in materials partly offset the portfolio’s positive relative performance. Notably, AMVIG Holdings, a Chinese company that prints cigarette packages and manufactures laminated papers for them, experienced a series of earnings disappointments and subsequent downward revisions in a challenging market environment that weighed on its stock price. However, we continue to favor

10

the company’s healthy dividend, attractive balance sheet, and high free cash flow. We maintained our holdings.

Other key detractors included Millicom International Cellular and Total Access Communications, in telecom. Millicom is a Luxembourgbased operator of cellphone service, focused primarily on emerging markets. Persistent macroeconomic challenges and increased competition have weighed on its organic growth. During the third quarter of 2016, the company cut its revenue growth guidance for the year, which further pressured its share price.

We believe that Millicom’s new CEO, who has extensive industry experience, is off to a strong start. Likewise, the company’s growth opportunity remains attractive as it moves into cable and remains strong in driving smartphone penetration and data volumes. We kept our position in the stock.

Shares of Total Access Communication, the secondlargest mobile phone operator in Thailand, fell after faring poorly during the country’s auction of 4G spectrum licenses in December 2015, hurting its competitive position in the industry. We eliminated the holding as our analysts found more favorable opportunities elsewhere in emerging markets.

Lastly, our decision not to own Banco Bradesco, a benchmark constituent that performed strongly over the period, also weighed on relative results.

Note that for the attribution analysis, real estate was included in the financial sector through August 31, after which a new real estate sector was established under the Global Industry Classification Standard.

M&G Investment

Management Limited

Portfolio Manager:

Matthew Vaight, UKSIP

After an initial sense of panic, investor sentiment toward emerging markets gradually improved over the 12 months. Company share prices rose amid encouraging political developments in Brazil, greater confidence about China’s economy, and supportive policies from major central banks.

Brazil’s stock market rallied amid expectations that a new marketfriendly government would be able to improve the country’s economic fortunes. Against this backdrop, the share prices of several of the portfolio’s Brazilian holdings markedly increased, most notably home builder MRV Engenharia, financial group Banco Bradesco, and conglomerate Cosan.

As commodity prices recovered from recent declines, First Quantum Minerals, a Canadalisted copper miner, made significant gains, while Sberbank, a Russian lender, benefited from increased confidence about Russia’s economy, which depends heavily on oil.

11

In contrast, several Chinese holdings dragged on performance. PICC Property & Casualty, an insurer of cars and property; automaker Dongfeng Motor; and power producer China Resources notably detracted. A position in Ezion Holdings, a Singaporebased oil services firm, also disappointed. Ezion struggled as energy firms cut back spending in response to low oil prices.

As a valueoriented investor, we identified opportunities in the cheaper, more economically sensitive parts of the market. In information technology, we started positions in Baidu, China’s leading internet search company; Ctrip.com, a Chinese online travel company; and Lenovo, a Chinese personal computer and mobile phone manufacturer.

We also invested in several financial stocks, including Bank Mandiri, one of Indonesia’s largest banks. A new chief executive has been appointed to turn around the business, which we believe has attractive longterm growth prospects. AIA, a panAsian life insurance firm, and South African financial services company Sanlam were also notable newcomers.

12

Emerging Markets Select Stock Fund

Fund Profile
As of October 31, 2016

Portfolio Characteristics
			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Number of Stocks	282	946	1,844
Median Market Cap	$14.7B	$16.4B	$29.6B
Price/Earnings Ratio	17.0x	19.6x	20.9x
Price/Book Ratio	1.3x	1.7x	1.6x
Return on Equity	16.2%	17.4%	14.9%
Earnings Growth
Rate	6.7%	9.6%	6.9%
Dividend Yield	2.3%	2.8%	3.0%
Turnover Rate	46%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.93%	—	—
Short-Term Reserves	1.1%	—	—

Sector Diversification (% of equity exposure)

			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Consumer
Discretionary	8.8%	8.8%	11.5%
Consumer Staples	4.8	7.9	10.4
Energy	11.4	10.0	6.8
Financials	25.9	27.0	22.5
Health Care	1.3	2.7	8.2
Industrials	4.8	6.4	11.7
Information
Technology	21.1	15.6	9.5
Materials	9.4	7.8	7.7
Real Estate	1.5	3.3	3.4
Telecommunication
Services	5.8	6.8	4.9
Utilities	5.2	3.7	3.4

Volatility Measures
		MSCI AC
	FTSE	World
	Emerging	Index
	Index	ex USA
R-Squared	0.97	0.77
Beta	1.01	1.17

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	4.7%
Tencent Holdings Ltd.	Internet Software &
	Services	2.1
LUKOIL PJSC	Integrated Oil & Gas	1.6
Sberbank of Russia
PJSC	Diversified Banks	1.6
Ambev SA	Brewers	1.5
Itau Unibanco Holding
SA	Diversified Banks	1.4
Samsung Electronics Co. Technology
Ltd.	Hardware, Storage &
	Peripherals	1.3
China Construction Bank
Corp.	Diversified Banks	1.3
China Mobile Ltd.	Wireless
	Telecommunication
	Services	1.2
ICICI Bank Ltd.	Diversified Banks	1.1
Top Ten		17.8%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the fund’s expense ratio was 0.90%.

13

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)

			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Europe
United Kingdom	2.7%	0.0%	12.4%
Other	1.1	0.4	30.5
Subtotal	3.8%	0.4%	42.9%
Pacific
South Korea	7.6%	0.0%	3.4%
Hong Kong	3.1	0.0	2.5
Other	0.6	0.0	23.0
Subtotal	11.3%	0.0%	28.9%
Emerging Markets
China	21.3%	25.0%	4.7%
Taiwan	11.2	14.5	2.9
Brazil	10.2	10.2	2.0
India	9.3	12.2	2.0
Russia	6.3	4.5	0.8
South Africa	5.6	8.9	1.7
Indonesia	2.5	2.8	0.6
Mexico	2.2	4.8	0.9
Thailand	2.0	3.6	0.5
Turkey	1.9	1.4	0.3
Other	6.6	11.7	1.9
Subtotal	79.1%	99.6%	18.3%
North America
United States	5.2%	0.0%	0.3%
Other	0.3	0.0	6.8
Subtotal	5.5%	0.0%	7.1%
Middle East	0.0%	0.0%	0.4%
Other	0.3%	0.0%	2.4%

14

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 27, 2011, Through October 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended October 31, 2016

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/27/2011)	Investment

Emerging Markets Select Stock
Fund*	12.95%	1.85%	-0.58%	$9,692

FTSE Emerging Index	11.26	1.11	-0.79	9,584

Emerging Markets Funds Average	7.71	0.64	-1.61	9,168
MSCI All Country World Index ex
USA	0.72	4.11	2.10	11,177

Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

15

Emerging Markets Select Stock Fund

Fiscal-Year Total Returns (%): June 27, 2011, Through October 31, 2016

Average Annual Total Returns: Periods Ended September 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Emerging Markets Select Stock
Fund	6/27/2011	19.34%	4.29%	-0.68%

16

Emerging Markets Select Stock Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.2%)[1]
Argentina (0.4%)
	YPF SA ADR	76,105	1,352

Brazil (9.5%)
	Ambev SA	687,526	4,056
	Itau Unibanco Holding
	SA ADR	298,512	3,561
	Telefonica Brasil SA ADR	190,168	2,738
*	Petroleo Brasileiro SA
	Preference Shares	394,400	2,186
	Banco Bradesco SA
	Preference Shares	195,020	2,043
*	Vale SA Class B Pfd. ADR	308,947	1,990
	Cia de Saneamento Basico
	do Estado de Sao Paulo	168,500	1,779
	EDP - Energias do Brasil SA	283,165	1,362
	Itau Unibanco Holding SA
	Preference Shares	108,948	1,311
	MRV Engenharia e
	Participacoes SA	316,597	1,226
	Telefonica Brasil SA
	Preference Shares	72,000	1,042
	Gerdau SA ADR	296,265	1,016
	TOTVS SA	107,044	971
	Ambev SA ADR	148,522	876
	Natura Cosmeticos SA	86,238	828
*	Randon Participacoes SA
	Preference Shares	529,824	793
	CVC Brasil Operadora e
	Agencia de Viagens SA	88,700	681
*	Usinas Siderurgicas de
	Minas Gerais SA
	Preference Shares	453,900	641
	Braskem SA Preference
	Shares	64,400	570
	Cyrela Brazil Realty SA
	Empreendimentos e
	Participacoes	155,490	524
*	Vale SA Class B ADR	53,402	370

Lojas Renner SA	40,000	338
Cia de Saneamento de
Minas Gerais-COPASA	31,477	329
Cia Energetica de Sao
Paulo Preference Shares	61,450	286
Multiplan Empreendimentos
Imobiliarios SA	13,200	265
Hypermarcas SA	31,400	263
Raia Drogasil SA	7,800	173
Kroton Educacional SA	29,800	148
		32,366
Canada (0.3%)
First Quantum Minerals Ltd. 106,499		1,012

China (19.5%)
Tencent Holdings Ltd.	264,985	7,023
China Construction
Bank Corp.	5,910,250	4,316
China Mobile Ltd.	365,800	4,191
Industrial & Commercial
Bank of China Ltd.	5,796,380	3,479
Lenovo Group Ltd.	4,986,000	3,194
China Resources Power
Holdings Co. Ltd.	1,849,683	3,134
CNOOC Ltd.	2,423,400	3,049
Dongfeng Motor Group
Co. Ltd.	2,733,000	2,848
China Shenhua Energy
Co. Ltd.	1,333,500	2,765
Greatview Aseptic
Packaging Co. Ltd.	4,619,899	2,345
PICC Property &
Casualty Co. Ltd.	1,445,040	2,332
China Pacific Insurance
Group Co. Ltd.	593,212	2,139
China Unicom Hong
Kong Ltd.	1,655,973	1,944
China Overseas Land
& Investment Ltd.	598,000	1,836
* China Agri-Industries
Holdings Ltd.	4,300,000	1,680

17

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	China Lesso Group
	Holdings Ltd.	2,173,000	1,591
	China Longyuan Power
	Group Corp. Ltd.	1,982,580	1,512
	Far East Horizon Ltd.	1,417,000	1,291
	Brilliance China
	Automotive Holdings Ltd.	952,000	1,132
	Anhui Conch Cement
	Co. Ltd.	347,500	960
	China Life Insurance
	Co. Ltd.	363,000	899
	China Everbright
	International Ltd.	743,500	889
	China Merchants
	Bank Co. Ltd.	330,500	804
2	China Galaxy Securities
	Co. Ltd.	844,000	801
	China Shineway
	Pharmaceutical Group Ltd.	769,000	790
	CNOOC Ltd. ADR	6,161	773
	China Dongxiang
	Group Co. Ltd.	3,903,000	759
	PetroChina Co. Ltd.	1,058,000	724
	Haier Electronics
	Group Co. Ltd.	414,241	668
*,2	Tianhe Chemicals
	Group Ltd.	4,142,000	625
	China ZhengTong Auto
	Services Holdings Ltd.	1,906,000	610
	Sinopec Shanghai
	Petrochemical Co. Ltd.	1,150,000	586
	Dah Chong Hong
	Holdings Ltd.	1,393,000	583
	ENN Energy Holdings Ltd.	123,112	579
*	Li Ning Co. Ltd.	557,705	397
	China Shipping
	Development Co. Ltd.	698,000	385
	GCL-Poly Energy
	Holdings Ltd.	2,642,000	356
	Sunny Optical Technology
	Group Co. Ltd.	71,700	350
	Guangdong
	Investment Ltd.	220,138	332
	Huaneng Renewables
	Corp. Ltd.	872,000	292
*,^	Hutchison China
	MediTech Ltd. ADR	22,957	277
	Sino Biopharmaceutical
	Ltd.	317,274	222
	Phoenix Healthcare
	Group Co. Ltd.	139,500	222
	Shanghai Fosun
	Pharmaceutical Group
	Co. Ltd.	65,496	201
	ANTA Sports Products Ltd.	46,780	135
*	China Coal Energy Co. Ltd.	138,000	78

Best Pacific International
Holdings Ltd.	80,000	66
66,164
Colombia (0.3%)
Cementos Argos SA	169,871	672
*	Cemex Latam Holdings SA	65,814	245
917
Czech Republic (0.2%)
Komercni banka as	21,789	797

Egypt (0.4%)
Commercial International
Bank Egypt SAE	206,122	1,199
Commercial International
Bank Egypt SAE GDR	49,585	219
1,418
Greece (0.7%)
Motor Oil Hellas Corinth
Refineries SA	70,060	839
Alpha Bank AE	462,124	790
Hellenic
Telecommunications
Organization SA	71,008	651
2,280
Hong Kong (3.0%)
AIA Group Ltd.	533,718	3,357
Sands China Ltd.	370,450	1,608
AMVIG Holdings Ltd.	3,726,000	1,258
*	Pacific Basin
Shipping Ltd.	7,452,975	1,113
Stella International
Holdings Ltd.	434,000	752
Texwinca Holdings Ltd.	889,000	623
MGM China Holdings Ltd.	290,197	479
2	BOC Aviation Ltd.	74,809	408
*	Semiconductor
Manufacturing
International Corp.	3,106,000	376
AAC Technologies
Holdings Inc.	17,700	169
*	Cowell e Holdings Inc.	287,818	88
10,231
Hungary (0.8%)
OTP Bank plc	67,300	1,886
Magyar Telekom
Telecommunications plc	556,900	921
2,807
India (8.7%)
Reliance Industries Ltd.	221,500	3,498
Axis Bank Ltd.	334,599	2,444
ICICI Bank Ltd. ADR	286,665	2,376
State Bank of India	536,726	2,077
CESC Ltd.	187,042	1,760
NTPC Ltd.	747,935	1,706
ICICI Bank Ltd.	366,548	1,524

18

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Hindalco Industries Ltd.	663,025	1,490
	Bharti Infratel Ltd.	257,475	1,334
	UltraTech Cement Ltd.	17,910	1,069
	Bharti Airtel Ltd.	215,850	1,031
*	Bank of Baroda	430,291	1,009
*,2	L&T Technology
	Services Ltd.	79,000	980
	Aurobindo Pharma Ltd.	79,700	969
	NHPC Ltd.	2,157,750	866
	Godrej Consumer
	Products Ltd.	32,400	781
	Marico Ltd.	184,911	781
	Bharat Electronics Ltd.	30,205	589
	Power Grid Corp.
	of India Ltd.	194,087	512
*,2	ICICI Prudential Life
	Insurance Co. Ltd.	91,600	423
	HDFC Bank Ltd. ADR	5,978	423
*	Godrej Properties Ltd.	62,501	336
*	Punjab National Bank	154,375	333
	Phoenix Mills Ltd.	49,596	280
	ITC Ltd.	71,909	262
	Jammu & Kashmir
	Bank Ltd.	170,883	172
	Lupin Ltd.	5,473	122
	Union Bank of India	53,800	119
	TAKE Solutions Ltd.	25,297	62
			29,328
Indonesia (2.3%)
	Bank Central Asia Tbk PT	1,535,100	1,825
	Bank Rakyat Indonesia
	Persero Tbk PT	1,838,000	1,716
	Telekomunikasi Indonesia
	Persero Tbk PT	3,842,700	1,241
	Hanjaya Mandala
	Sampoerna Tbk PT	2,473,500	749
	Bank Mandiri Persero
	Tbk PT	846,500	746
*	Bank Tabungan Pensiunan
	Nasional Tbk PT	3,275,285	720
	Pakuwon Jati Tbk PT	8,107,200	447
	Matahari Department
	Store Tbk PT	150,600	208
	Adaro Energy Tbk PT	1,096,800	133
			7,785
Kenya (0.3%)
	Safaricom Ltd.	3,258,800	636
	Equity Group
	Holdings Ltd.	668,900	202
			838
Malaysia (0.6%)
	Genting Malaysia Bhd.	1,438,900	1,633
	Heineken Malaysia Bhd.	56,016	230
	Inari Amertron Bhd.	213,150	170
			2,033

Mexico (1.9%)
*	Cemex SAB de CV ADR	218,111	1,893
	Grupo Financiero Banorte
	SAB de CV	157,614	928
	Grupo Financiero
	Santander Mexico
	SAB de CV ADR	94,977	860
	America Movil SAB
	de CV ADR	59,171	778
	Wal-Mart de Mexico
	SAB de CV	202,800	429
	Mexichem SAB de CV	173,898	416
	Infraestructura Energetica
	Nova SAB de CV	80,300	356
	Unifin Financiera SAB
	de CV SOFOM ENR	100,000	298
	Alsea SAB de CV	69,100	258
	Grupo Mexico SAB de
	CV Class B	100,859	248
	Grupo Comercial Chedraui
	SA de CV	47,641	106
			6,570
Other (1.5%)
3	Vanguard FTSE Emerging
	Markets ETF	130,163	4,914

Pakistan (0.4%)
	United Bank Ltd.	713,805	1,371

Peru (0.4%)
	Credicorp Ltd.	9,461	1,407

Philippines (0.8%)
	Energy Development
	Corp.	13,631,593	1,660
	Petron Corp.	2,006,211	429
	8990 Holdings Inc.	1,989,700	292
	Jollibee Foods Corp.	45,750	225
	Puregold Price Club Inc.	196,400	165
			2,771
Poland (0.4%)
*	Cyfrowy Polsat SA	192,000	1,187
	KGHM Polska Miedz SA	7,412	134
			1,321
Qatar (0.2%)
	Industries Qatar QSC	20,300	568

Romania (0.1%)
2	Societatea Energetica
	Electrica SA GDR	23,829	308

Russia (6.0%)
	Lukoil PJSC ADR
	(London Shares)	111,185	5,409
	Rosneft PJSC GDR	660,010	3,589

19

20

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Sberbank of Russia PJSC
	ADR (London Shares)	270,510	2,562
	MMC Norilsk Nickel
	PJSC ADR	143,064	2,158
	Sberbank of Russia PJSC	765,656	1,782
	Gazprom PJSC ADR	364,765	1,573
	Sberbank of Russia
	PJSC ADR	115,073	1,093
	PhosAgro PJSC GDR	71,773	890
	Etalon Group Ltd. GDR	165,531	473
	O’Key Group SA GDR	199,461	419
	Moscow Exchange
	MICEX-RTS PJSC	116,706	215
	LUKOIL PJSC ADR	3,025	147
			20,310
Singapore (0.6%)
	Wilmar International Ltd.	654,900	1,555
*	Ezion Holdings Ltd.	2,707,260	580
*	Ezion Holdings Ltd
	Warrants Exp.
	04/15/2020	372,164	17
			2,152
South Africa (5.1%)
	Sasol Ltd.	141,148	3,898
	Naspers Ltd.	22,255	3,727
	Imperial Holdings Ltd.	134,368	1,697
	Reunert Ltd.	364,938	1,668
	Barloworld Ltd.	255,527	1,651
	Sanlam Ltd.	289,051	1,400
*	AngloGold Ashanti Ltd.
	ADR	80,640	1,108
	FirstRand Ltd.	248,179	890
	Gold Fields Ltd.	78,916	325
*	Steinhoff International
	Holdings NV	53,425	288
*	Aveng Ltd.	511,216	268
	Woolworths Holdings
	Ltd./South Africa	41,079	238
	Pick n Pay Stores Ltd.	16,276	80
			17,238
South Korea (6.8%)
	Samsung Electronics
	Co. Ltd.	3,182	4,551
	SK Hynix Inc.	102,658	3,672
	POSCO	15,214	3,166
	Hana Financial Group Inc.	89,140	2,550
*	Hyundai Heavy
	Industries Co. Ltd.	14,545	1,845
	KB Financial Group Inc.	32,070	1,187
	Dongbu Insurance Co. Ltd.	14,640	908
	Hyundai Motor Co.	6,888	841
	Shinhan Financial
	Group Co. Ltd.	20,170	771
	LG Electronics Inc.	18,175	758
	Samsung Life
	Insurance Co. Ltd.	7,367	711

	Kia Motors Corp.	19,921	707
	LG Chem Ltd.	2,873	617
*,2	CEMEX Holdings
	Philippines Inc.	2,468,800	582
	LG Chem Ltd.
	Preference Shares	1,042	163
			23,029
Spain (0.1%)
	Prosegur Cia de
	Seguridad SA	47,010	341

Sweden (0.1%)
*	Vostok Emerging
	Finance Ltd.	2,366,607	388

Switzerland (0.2%)
*	Dufry AG	5,622	684

Taiwan (10.3%)
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	303,790	9,448
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	1,076,243	6,459
	Delta Electronics Inc.	653,244	3,439
	Compal Electronics Inc.	3,792,000	2,255
	Hon Hai Precision
	Industry Co. Ltd.	778,607	2,103
	Chicony Electronics
	Co. Ltd.	707,093	1,807
	Catcher Technology
	Co. Ltd.	158,615	1,242
	Teco Electric and
	Machinery Co. Ltd.	1,353,000	1,199
	Hermes Microvision Inc.	27,000	1,190
	eMemory Technology Inc.	86,000	911
	Casetek Holdings Ltd.	262,000	841
	Globalwafers Co. Ltd.	286,459	706
	Advantech Co. Ltd.	75,024	610
	Largan Precision Co. Ltd.	4,585	541
	E.Sun Financial
	Holding Co. Ltd.	682,000	387
	President Chain Store Corp. 28,700		214
	Parade Technologies Ltd.	19,000	214
	Silergy Corp.	14,388	210
	Tung Thih Electronic
	Co. Ltd.	13,145	192
	Silicon Motion
	Technology Corp. ADR	3,867	157
	Sinbon Electronics Co. Ltd.	57,649	130
	Hota Industrial
	Manufacturing Co. Ltd.	30,000	125
	Bizlink Holding Inc.	24,080	122
	Poya International Co. Ltd.	8,160	119
	Land Mark
	Optoelectronics Corp.	13,000	117

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Voltronic Power
	Technology Corp.	7,350	110
	Airtac International Group	12,387	98
	Realtek Semiconductor
	Corp.	14,000	47
			34,993
Thailand (1.8%)
	Bangkok Bank PCL	545,400	2,485
	Kasikornbank PCL	235,900	1,158
	Krung Thai Bank PCL
	(Foreign)	1,796,775	882
	PTT Global Chemical PCL	342,044	584
	CP ALL PCL (Foreign)	198,200	344
	Supalai PCL	284,500	198
	KCE Electronics PCL	57,300	183
	Delta Electronics
	Thailand PCL	64,600	145
	Tesco Lotus Retail Growth
	Freehold & Leasehold
	Property Fund	237,000	124
	Kasikornbank PCL
	(Foreign)	4,800	24
			6,127
Turkey (1.8%)
	Tupras Turkiye Petrol
	Rafinerileri AS	92,403	1,884
	Haci Omer Sabanci
	Holding AS (Bearer)	526,376	1,592
	Akbank TAS	594,450	1,591
	Turkiye Halk Bankasi AS	350,438	1,066
	Ulker Biskuvi Sanayi AS	20,067	124
			6,257
United Arab Emirates (0.8%)
	Union National
	Bank PJSC	1,866,587	1,990
	Dubai Financial
	Market PJSC	1,952,974	610
			2,600
United Kingdom (2.7%)
*	Standard Chartered plc	289,102	2,514
	Antofagasta plc	359,968	2,394
*	Standard Chartered plc	137,907	1,170
*	Tullow Oil plc	322,836	1,042
	Petrofac Ltd.	80,158	790
	Coca-Cola HBC AG	19,891	429
*	Ophir Energy plc	490,977	415
	Hikma Pharmaceuticals plc	15,059	323
			9,077

United States (5.2%)
*	Baidu Inc. ADR	17,088	3,022
*	Alibaba Group Holding
	Ltd. ADR	21,958	2,233
	Hollysys Automation
	Technologies Ltd.	95,462	1,901
	Cosan Ltd.	165,268	1,471
*	Flex Ltd.	102,750	1,458
*	Genpact Ltd.	63,175	1,452
	Millicom International
	Cellular SA	26,657	1,171
*	Ctrip.com International
	Ltd. ADR	20,532	906
*	Trina Solar Ltd. ADR	85,131	884
*	Cognizant Technology
	Solutions Corp. Class A	15,475	795
	Southern Copper Corp.	17,805	505
*	Luxoft Holding Inc. Class A	9,226	489
	VimpelCom Ltd. ADR	121,693	406
*	BeiGene Ltd. ADR	11,451	381
^	Himax Technologies
	Inc. ADR	18,810	148
*	Yandex NV Class A	6,702	132
*	Sinovac Biotech Ltd.	19,979	124
*	58.com Inc. ADR	2,459	103
			17,581
Total Common Stocks
(Cost $309,324)			319,335
Temporary Cash Investments (5.9%)[1]
Money Market Fund (5.7%)
[4,5]	Vanguard Market
	Liquidity Fund, 0.718%	192,849	19,287

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
6	United States Treasury Bill,
	0.341%, 12/8/16	200	200
6	United States Treasury Bill,
	0.330%, 12/29/16	300	300
6	United States Treasury Bill,
	0.454%, 4/20/17	300	299
			799
Total Temporary Cash Investments
(Cost $20,082)			20,086
Total Investments (100.1%)
(Cost $329,406)			339,421

21

Emerging Markets Select Stock Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets	3,569
Liabilities [5]	(3,812)
(243)
Net Assets (100%)
Applicable to 18,567,324 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	339,178
Net Asset Value Per Share	$18.27

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	315,220
Affiliated Vanguard Funds	24,201
Total Investments in Securities	339,421
Investment in Vanguard	25
Receivables for Investment Securities Sold	1,747
Receivables for Accrued Income	346
Receivables for Capital Shares Issued	781
Other Assets	670
Total Assets	342,990
Liabilities
Payables for Investment Securities
Purchased	2,605
Collateral for Securities on Loan	431
Payables to Investment Advisor	391
Payables for Capital Shares Redeemed	39
Payables to Vanguard	344
Other Liabilities	2
Total Liabilities	3,812
Net Assets	339,178

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	358,732
Undistributed Net Investment Income	3,964
Accumulated Net Realized Losses	(33,342)
Unrealized Appreciation (Depreciation)
Investment Securities	10,015
Futures Contracts	(193)
Foreign Currencies	2
Net Assets	339,178

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $391,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.0% and 1.1%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate value of these securities was $4,127,000, representing 1.2% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $431,000 of collateral received for securities on loan.
6 Securities with a value of $799,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Select Stock Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Dividends[1,2]	6,525
Interest[2]	78
Securities Lending—Net	9
Total Income	6,612
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,407
Performance Adjustment	(75)
The Vanguard Group—Note C
Management and Administrative	602
Marketing and Distribution	46
Custodian Fees	318
Auditing Fees	41
Shareholders’ Reports	65
Total Expenses	2,404
Net Investment Income	4,208
Realized Net Gain (Loss)
Investment Securities Sold[2]	(21,525)
Futures Contracts	1,041
Foreign Currencies	(77)
Realized Net Gain (Loss)	(20,561)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	51,078
Futures Contracts	(740)
Foreign Currencies	14
Change in Unrealized Appreciation (Depreciation)	50,352
Net Increase (Decrease) in Net Assets Resulting from Operations	33,999

1 Dividends are net of foreign withholding taxes of $664,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $90,000, $75,000, and ($13,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,208	4,481
Realized Net Gain (Loss)	(20,561)	(10,370)
Change in Unrealized Appreciation (Depreciation)	50,352	(47,213)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,999	(53,102)
Distributions
Net Investment Income	(4,421)	(3,870)
Realized Capital Gain	—	—
Total Distributions	(4,421)	(3,870)
Capital Share Transactions
Issued	136,138	86,694
Issued in Lieu of Cash Distributions	4,158	3,672
Redeemed	(89,617)	(85,487)
Net Increase (Decrease) from Capital Share Transactions	50,679	4,879
Total Increase (Decrease)	80,257	(52,093)
Net Assets
Beginning of Period	258,921	311,014
End of Period[1]	339,178	258,921

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,964,000 and $3,894,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Emerging Markets Select Stock Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.48	$20.13	$20.37	$18.73	$17.69
Investment Operations
Net Investment Income	.234	.290	.264	.303[1]	. 302[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.840	(3.685)	(.242)	1.567	.764
Total from Investment Operations	2.074	(3.395)	.022	1.870	1.066
Distributions
Dividends from Net Investment Income	(.284)	(.255)	(.262)	(.230)	(.026)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.284)	(.255)	(.262)	(.230)	(.026)
Net Asset Value, End of Period	$18.27	$16.48	$20.13	$20.37	$18.73

Total Return [2]	12.95%	-16.99%	0.15%	10.04%	6.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$339	$259	$311	$223	$110
Ratio of Total Expenses to
Average Net Assets[3]	0.90%	0.93%	0.96%	0.94%	0.92%
Ratio of Net Investment Income to
Average Net Assets	1.57%	1.59%	1.53%	1.55%	1.66%
Portfolio Turnover Rate	46%	49%	54%	54%	93%

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.03%), 0.00%, 0.04%, 0.02%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

26

Emerging Markets Select Stock Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2016, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

27

Emerging Markets Select Stock Fund

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Pzena Investment Management, LLC, Oaktree Capital Management, L.P., Wellington Management Company LLP, and M&G Investment Management Limited each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Pzena Investment Management, LLC, Oaktree Capital Management, L.P., Wellington Management Company LLP, and M&G Investment Management Limited are subject to quarterly adjustments based on performance relative to the MSCI Emerging Markets Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.52% of the fund’s average net assets, before a decrease of $75,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2016, the fund had contributed to Vanguard capital in the amount of $25,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

28

Emerging Markets Select Stock Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	60,034	1,171	—
Common Stocks—Other	20,716	236,789	625
Temporary Cash Investments	19,287	799	—
Futures Contracts—Assets[1]	80	—	—
Total	100,117	238,759	625
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $11,706,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year.

E. At October 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
MSCI Emerging Markets Index	December 2016	363	16,398	(193)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2016, the fund realized net foreign currency losses of $77,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $2,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2016, the fund realized gains on the sale of

29

Emerging Markets Select Stock Fund

passive foreign investment companies of $361,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2016, the fund had $4,316,000 of ordinary income available for distribution. The fund had available capital losses totaling $32,164,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2016, the cost of investment securities for tax purposes was $330,850,000. Net unrealized appreciation of investment securities for tax purposes was $8,571,000, consisting of unrealized gains of $38,387,000 on securities that had risen in value since their purchase and $29,816,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2016, the fund purchased $161,509,000 of investment securities and sold $116,685,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended October 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	8,256	4,783
Issued in Lieu of Cash Distributions	276	201
Redeemed	(5,674)	(4,724)
Net Increase (Decrease) in Shares Outstanding	2,858	260

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Emerging Markets Select Stock Fund: In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Select Stock Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard Emerging Markets Select Stock Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,011,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $7,010,000 and foreign taxes paid of $664,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

31

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Emerging Markets Select Stock Fund
Periods Ended October 31, 2016
			Since
	One	Five	Inception
	Year	Years	(6/27/2011)
Returns Before Taxes	12.95%	1.85%	-0.58%
Returns After Taxes on Distributions	12.56	1.63	-0.78
Returns After Taxes on Distributions and Sale of Fund Shares	7.71	1.47	-0.39

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	4/30/2016	10/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,106.60	$4.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.71	4.47

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.88%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

34

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7520 122016

Annual Report | October 31, 2016

Vanguard Alternative Strategies Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	35
About Your Fund’s Expenses.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Alternative Strategies Fund returned nearly 6% during the 12 months ended October 31, 2016. Its benchmark, the FTSE 3-month U.S. T-Bill Index + 4%, returned about 4%.

• The fund seeks to generate returns using a combination of five alternative strategies that are expected to have low correlation with traditional capital markets. These strategies are: long/short equity, event-driven, fixed income relative value, currencies, and commodity-linked investments. The fund’s total return is expected to have lower volatility than that of the overall U.S. stock market.

• The diversification resulting from the fund’s variety of exposures helped reduce overall volatility. On an annualized basis, the volatility of the fund’s daily returns averaged 5.57%, versus 14.44% for those of the broad U.S. stock market.

Total Returns: Fiscal Year Ended October 31, 2016
Total
Returns
Vanguard Alternative Strategies Fund	5.68%
FTSE 3-month U.S. T-Bill Index + 4%	4.36

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute, 2016.

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House (1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc., and Ibbotson Associates thereafter through 2015.

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

November 9, 2016

Advisor’s Report

For the 12 months ended October 31, 2016, Vanguard Alternative Strategies Fund returned 5.68%. Its benchmark index, the FTSE 3-month U.S.T-Bill Index + 4%, returned 4.36%.

Investment objective and strategy

The objective of the Alternative Strategies Fund is to generate positive returns that have a low correlation with the returns of more traditional asset classes such as stocks and bonds. The fund seeks to meet its objective by using a combination of five alternative investment strategies that span multiple asset classes: equity, fixed income, currencies, and commodities.

Each strategy can use long and short positions to try to minimize market exposure while attempting to capture attractive risk premiums. Individually, the strategies are expected to have low long-term correlation with one another and with traditional capital markets. This should produce a portfolio with lower volatility than that of the overall U.S. stock market.

In addition, the fund can use leverage as it seeks to match the expected risk profile for each strategy. Our leverage targets are subject to internal limits. The goal is to achieve a similar risk profile across the portfolio to maximize diversification and performance.

The strategies the fund currently employs are:

• Long/short equity: This approach focuses on building a long/short portfolio of equity securities based on their volatility characteristics by executing long positions in low-volatility stocks and short positions in high-volatility stocks. It seeks to capture a risk-adjusted spread by constructing positions to reduce the net market exposure of the overall portfolio to general market movements (beta).

• Event-driven: This strategy seeks to profit from the expectation that a specific event or catalyst (such as a merger/acquisition deal closure) will affect the stock price of a U.S. or foreign company.

• Fixed income: This approach seeks to exploit the steepness of the Treasury yield curve that is created by investors’ desire to hold shorter-maturity bonds because they tend to be more liquid (trade easily). We try to capture this premium by investing in Treasury futures with longer times to maturity and borrowing those with short maturities.

• Currencies: The fund seeks to benefit from expected currency movements across countries by using long and short foreign currency exchange forward contracts. It does this by selling currencies of countries with poor fundamental characteristics and buying those of countries with strong ones.

• Commodity-linked investments: This strategy seeks to capture the risk premium associated with inventory levels of commodities, which are reflected in the prices of their futures contracts. We take long positions in commodities whose prices are expected to rise because of limited inventory and short positions in those whose prices are expected to fall.

The investment environment

Global equity markets posted single-digit returns of 2.15% during the fiscal year. Equities fell in the first half of the period but then recovered. The broad U.S. taxable bond market returned almost 4.37%, and international bonds were up 5.59% as they continued to benefit from lower interest rates.

After raising interest rates in December 2015, the Federal Reserve refrained from further hikes throughout the fiscal year. Real GDP for the second quarter increased at an annual rate of 1.4% and is expected to increase 2.9% for the third quarter.

Positive trends in GDP and wage growth have contributed to economic growth, but decreasing net exports and residential fixed investment have weighed on the economy. The unemployment rate moved slightly downward in October to 4.9%. Internationally, the currencies of emerging economies were boosted by the combination of improving economic conditions and low U.S. interest rates. After hitting a ten-year low in January 2016, crude oil prices rallied by about 50% to reach $45 per barrel in August.

Successes and shortfalls

Although it’s important to understand the impact of macroeconomic factors on the markets, our process seeks to earn a positive absolute return regardless of market performance. In gauging our ability to meet this objective, it’s worth noting that the correlations of the fund’s daily returns with the equity and bond markets were 0.01 and 0.43, respectively.

All strategies performed positively with the exception of commodity investments. However, our team has enhanced the signal used to select commodity futures contracts by incorporating additional criteria to increase the diversification of our exposure to this asset class. It’s also important to note that the low correlations among the strategies led to varying degrees of contribution to overall performance. For example, the long-short equity and currency strategies had the strongest results, while fixed income and commodities were much more muted or negative.

The fund benefited from a variety of exposures leading to diversification that helped reduce overall volatility. Its daily returns had a volatility of 5.57% on an annualized basis during the fiscal year, versus 14.44% for those of the broad U.S. stock market.

Our approach to portfolio construction paid off during the fiscal year in terms of both relative performance and low volatility. We look forward to serving our investors in the future.

Portfolio Managers:

Michael R. Roach, CFA

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity

Research and Portfolio Strategies

Vanguard Quantitative Equity Group

November 10, 2016

Alternative Strategies Fund

Fund Profile
As of October 31, 2016

Fund Characteristics
Ticker Symbol		VASFX
Total Expense Ratio[1]		0.73%
Management Expenses		0.30%
Dividend Expenses on Securities
Sold Short[2]		0.34%
Borrowing Expenses on Securities
Sold Short[2]		0.03%
Other Expenses		0.01%
Turnover Rate		120%
Short-Term Reserves		20.4%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	398	224
Median Market Cap	$9.6B	$3.0B
Price/Earnings Ratio	25.0x	1.3x
Price/Book Ratio	3.3x	2.9x
Return on Equity	16.0%	109.0%
Earnings Growth
Rate	9.2%	32.8%
Foreign Holdings	4.1%	1.8%

Sector Diversification (% of equity exposure)

	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	9.0%	9.3%
Consumer Staples	5.7	1.5
Energy	1.9	13.9
Financials	13.8	24.5
Health Care	11.3	15.4
Industrials	13.3	9.9
Information Technology	22.9	10.4
Materials	8.6	9.9
Real Estate	4.7	2.0
Telecommunication Services	1.5	1.8
Utilities	7.3	1.4

1 The total expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the total expense ratio was 0.71%.

2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock. When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

Alternative Strategies Fund

Ten Largest Holdings1 (% of total net assets) Long Portfolio

Apollo Education Group
Inc.	Education Services	0.8%
WhiteWave Foods Co.	Packaged Foods &
	Meats	0.7
CST Brands Inc.	Automotive Retail	0.7
Joy Global Inc.	Construction
	Machinery & Heavy
	Trucks	0.7
G&K Services Inc.	Diversified Support
	Services	0.7
Intersil Corp.	Semiconductors	0.7
Endurance Specialty
Holdings Ltd.	Reinsurance	0.7
Virgin America Inc.	Airlines	0.7
Chemtura Corp.	Specialty Chemicals	0.7
Yadkin Financial Corp.	Regional Banks	0.7
Top Ten		7.1%

Ten Largest Holdings1 (% of total net assets) Short Portfolio

NorthStar Asset	Asset Management
Management Group Inc.	& Custody Banks	0.8%
FNB Corp.	Regional Banks	0.7
Enbridge Inc.	Oil & Gas Storage &
	Transportation	0.7
New York Community	Thrifts & Mortgage
Bancorp Inc.	Finance	0.7
Dow Chemical Co.	Diversified
	Chemicals	0.7
Amsurg Corp.	Health Care
	Facilities	0.6
CBOE Holdings Inc.	Financial Exchanges
	& Data	0.5
People's United Financial
Inc.	Regional Banks	0.4
Canadian Imperial Bank
of Commerce	Diversified Banks	0.4
BCE Inc.	Integrated
	Telecommunication
	Services	0.3
Top Ten		5.8%

1 The holdings listed exclude any temporary cash investments and equity index products.

Alternative Strategies Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 11, 2015, Through October 31, 2016
Initial Investment of $250,000

	Average Annual Total Returns
	Periods Ended October 31, 2016
		Since	Final Value
	One	Inception	of a $250,000
	Year	(8/11/2015)	Investment
Alternative Strategies Fund*	5.68%	5.60%	$267,231
FTSE 3-month U.S. T-Bill Index + 4%	4.36	4.30	263,193

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Alternative Strategies Fund

Fiscal-Year Total Returns (%): August 11, 2015, Through October 31, 2016

Average Annual Total Returns: Periods Ended September 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Alternative Strategies Fund	8/11/2015	8.55%	7.48%

Alternative Strategies Fund

Consolidated Financial Statements

Consolidated Statement of Net Assets

As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks—Long Positions (63.8%)
Consumer Discretionary (5.8%)
*	Apollo Education Group Inc.	202,700	1,782
	CST Brands Inc.	36,300	1,743
*	Cabela’s Inc.	27,200	1,676
*	Kuoni Reisen Holding AG	2,475	923
*	Sirius XM Holdings Inc.	56,990	238
*	Liberty Media Corp-Liberty
	SiriusXM	7,113	236
†	TJX Cos. Inc.	3,178	234
†	Starbucks Corp.	4,390	233
	Aramark	6,249	233
*	Madison Square Garden Co.
	Class A	1,403	232
	McDonald’s Corp.	2,060	232
*,†	AutoZone Inc.	309	229
	Omnicom Group Inc.	2,796	223
	Comcast Corp. Class A	3,582	222
*,†	NVR Inc.	145	221
	Genuine Parts Co.	2,366	214
	Cable One Inc.	361	208
	Harley-Davidson Inc.	3,489	199
	Hasbro Inc.	2,261	189
	Vail Resorts Inc.	1,172	187
	Regal Entertainment Group
	Class A	8,599	185
	Walt Disney Co.	1,956	181
	Brinker International Inc.	3,666	181
	Pool Corp.	1,948	180
*,†	O’Reilly Automotive Inc.	669	177
	General Motors Co.	5,475	173
	Ross Stores Inc.	2,738	171
	NIKE Inc. Class B	3,365	169
†	John Wiley & Sons Inc.
	Class A	3,260	168
	Twenty-First Century Fox Inc.	6,353	168
	Leggett & Platt Inc.	3,596	165
*	Panera Bread Co. Class A	862	164
†	Wendy’s Co.	15,168	164

†	Darden Restaurants Inc.	2,537	164
†	Lowe’s Cos. Inc.	2,414	161
	Six Flags Entertainment
	Corp.	2,820	157
	Choice Hotels International
	Inc.	3,202	155
	Home Depot Inc.	1,252	153
	Service Corp. International	5,743	147
	Target Corp.	2,094	144
	Bed Bath & Beyond Inc.	3,454	140
*	Liberty Broadband Corp.
	Class A	2,114	137
	Tractor Supply Co.	2,063	129
*	Liberty Broadband Corp.	1,250	83
	Twenty-First Century Fox
	Inc. Class A	1,360	36
			13,506
Consumer Staples (3.6%)
*	WhiteWave Foods Co.
	Class A	32,000	1,744
*	Rite Aid Corp.	200,400	1,345
	Altria Group Inc.	3,758	248
	ConAgra Foods Inc.	5,045	243
†	Church & Dwight Co. Inc.	4,959	239
	Coca-Cola Co.	5,616	238
	Philip Morris International
	Inc.	2,444	236
	PepsiCo Inc.	2,185	234
	Estee Lauder Cos. Inc.
	Class A	2,683	234
	General Mills Inc.	3,720	231
	Kellogg Co.	3,068	230
	Procter & Gamble Co.	2,648	230
	Colgate-Palmolive Co.	3,205	229
	Dr Pepper Snapple Group
	Inc.	2,603	229
	McCormick & Co. Inc.	2,378	228
	Clorox Co.	1,898	228
	Kimberly-Clark Corp.	1,884	216
	Reynolds American Inc.	3,776	208

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Costco Wholesale Corp.	1,346	199
†	Sysco Corp.	3,765	181
†	Constellation Brands Inc.
	Class A	1,073	179
	Spectrum Brands Holdings
	Inc.	1,319	178
	CVS Health Corp.	2,039	171
	JM Smucker Co.	1,299	171
	Campbell Soup Co.	2,741	149
	Brown-Forman Corp. Class A	2,800	136
	Walgreens Boots Alliance Inc.	1,612	133
	Kraft Heinz Co.	967	86
	Mondelez International Inc.
	Class A	1,705	77
	Brown-Forman Corp. Class B	1,245	57
	Wal-Mart Stores Inc.	444	31
			8,538
Energy (1.2%)
	Spectra Energy Corp.	40,000	1,672
	Chevron Corp.	2,309	242
	Phillips 66	2,950	239
	Occidental Petroleum Corp.	3,259	238
	Schlumberger Ltd.	3,022	237
	Exxon Mobil Corp.	2,723	227
			2,855
Financials (8.8%)
	Endurance Specialty
	Holdings Ltd.	18,700	1,720
	Yadkin Financial Corp.	61,500	1,706
	Bats Global Markets Inc.	57,800	1,700
	Astoria Financial Corp.	113,800	1,665
	PrivateBancorp Inc.	35,500	1,606
	EverBank Financial Corp.	82,400	1,591
	Fidelity & Guaranty Life	59,606	1,317
	Suffolk Bancorp	29,300	1,055
	Janus Capital Group Inc.	49,319	632
	Axis Capital Holdings Ltd.	4,374	249
	US Bancorp	5,541	248
	RenaissanceRe Holdings Ltd.	1,978	246
	Validus Holdings Ltd.	4,770	244
	Commerce Bancshares Inc.	4,824	240
	Hanover Insurance Group
	Inc.	3,151	240
	Reinsurance Group of
	America Inc. Class A	2,202	238
*	Berkshire Hathaway Inc.
	Class B	1,645	237
†	American Financial Group Inc.	3,169	236
*	Alleghany Corp.	453	234
	Allstate Corp.	3,435	233
	Aflac Inc.	3,307	228
	CME Group Inc.	2,274	228
*	Markel Corp.	256	225
	Marsh & McLennan Cos. Inc.	3,534	224

†	ProAssurance Corp.	3,659	195
†	Starwood Property Trust Inc.	8,175	182
	Everest Re Group Ltd.	874	178
	AGNC Investment Corp.	8,747	175
	Brown & Brown Inc.	4,758	175
*	Arch Capital Group Ltd.	2,224	173
	White Mountains Insurance
	Group Ltd.	207	172
	Chubb Ltd.	1,341	170
†	Annaly Capital Management
	Inc.	16,405	170
	Cincinnati Financial Corp.	2,396	170
	Erie Indemnity Co. Class A	1,643	168
	Thomson Reuters Corp.	4,262	168
	Nasdaq Inc.	2,595	166
	TFS Financial Corp.	9,278	165
	Old Republic International
	Corp.	9,755	165
	Arthur J Gallagher & Co.	3,395	164
	Torchmark Corp.	2,577	163
†	WR Berkley Corp.	2,831	162
	Aspen Insurance Holdings Ltd. 3,303		159
	Morningstar Inc.	2,224	157
	Aon plc	1,400	155
	CBOE Holdings Inc.	2,431	154
	Travelers Cos. Inc.	1,391	151
	Progressive Corp.	4,764	150
	Hartford Financial Services
	Group Inc.	2,659	117
	Loews Corp.	661	28
			20,694
Health Care (7.2%)
	St. Jude Medical Inc.	21,100	1,642
*	Cepheid	30,500	1,613
*	Envision Healthcare
	Holdings Inc.	75,100	1,486
†	Humana Inc.	7,500	1,286
*	Alere Inc.	26,900	1,202
	Cigna Corp.	9,700	1,153
	UnitedHealth Group Inc.	1,697	240
	Danaher Corp.	3,032	238
†	Stryker Corp.	2,041	235
	Johnson & Johnson	2,012	233
	CR Bard Inc.	1,060	230
*	Bio-Rad Laboratories Inc.
	Class A	1,451	229
*	Mettler-Toledo International
	Inc.	566	229
	Quest Diagnostics Inc.	2,808	229
	Medtronic plc	2,751	226
†	Merck & Co. Inc.	3,808	224
	Pfizer Inc.	7,016	222
	Becton Dickinson and Co.	1,322	222
	Aetna Inc.	2,058	221
*	Intuitive Surgical Inc.	328	220

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Thermo Fisher Scientific Inc.	1,494	220
*	Varian Medical Systems Inc.	2,388	217
*	Charles River Laboratories
	International Inc.	2,852	216
*	DaVita Inc.	3,597	211
*	Waters Corp.	1,499	209
	Baxter International Inc.	4,218	201
*	Henry Schein Inc.	1,274	190
*	HCA Holdings Inc.	2,456	188
	West Pharmaceutical
	Services Inc.	2,410	183
	Anthem Inc.	1,477	180
	Bio-Techne Corp.	1,729	180
	Agilent Technologies Inc.	4,110	179
*	VWR Corp.	6,326	174
	Dentsply Sirona Inc.	3,006	173
*	Laboratory Corp. of America
	Holdings	1,375	172
	Universal Health Services Inc.
	Class B	1,418	171
	Eli Lilly & Co.	2,299	170
	Teleflex Inc.	1,177	168
*	Boston Scientific Corp.	7,551	166
	Abbott Laboratories	4,193	165
	ResMed Inc.	2,745	164
	PerkinElmer Inc.	3,195	163
*	VCA Inc.	2,625	161
	Patterson Cos. Inc.	3,734	160
*	Quintiles IMS Holdings Inc.	2,149	154
*,†	Cerner Corp.	2,579	151
†	Zimmer Biomet Holdings Inc.	1,414	149
*	Express Scripts Holding Co.	2,061	139
*	MEDNAX Inc.	2,253	138
	Cardinal Health Inc.	1,911	131
	AmerisourceBergen Corp.
	Class A	1,763	124
*	Premier Inc. Class A	1,499	48
	Bristol-Myers Squibb Co.	441	22
			17,017
Industrials (8.5%)
	Joy Global Inc.	62,000	1,725
	G&K Services Inc. Class A	18,200	1,724
*	Virgin America Inc.	31,500	1,712
	B/E Aerospace Inc.	27,000	1,607
	SAI Global Ltd.	390,000	1,387
*	Gategroup Holding AG	19,457	1,024
*	Accuride Corp.	400,000	980
	DirectCash Payments Inc.	68,000	963
	Northrop Grumman Corp.	1,111	254
†	Rollins Inc.	8,116	250
	Republic Services Inc.
	Class A	4,711	248
†	Waste Management Inc.	3,727	245
†	Lockheed Martin Corp.	991	244
†	Toro Co.	5,074	243

†	Snap-on Inc.	1,564	241
	United Technologies Corp.	2,339	239
	Raytheon Co.	1,746	238
	Expeditors International of
	Washington Inc.	4,613	237
	Ingersoll-Rand plc	3,498	235
	KAR Auction Services Inc.	5,506	234
	United Parcel Service Inc.
	Class B	2,173	234
	General Dynamics Corp.	1,532	231
	Honeywell International Inc.	2,038	224
	3M Co.	1,349	223
	Fastenal Co.	5,688	222
	IDEX Corp.	2,540	220
	L-3 Communications Holdings
	Inc.	1,577	216
	Cintas Corp.	1,894	202
	Nielsen Holdings plc	4,436	200
	BWX Technologies Inc.	4,991	196
*	Copart Inc.	3,722	195
	Landstar System Inc.	2,682	191
	Xylem Inc.	3,919	189
	Illinois Tool Works Inc.	1,653	188
	CH Robinson Worldwide Inc.	2,715	185
	Huntington Ingalls Industries
	Inc.	1,119	181
†	General Electric Co.	6,193	180
	HEICO Corp.	2,645	179
	Equifax Inc.	1,425	177
	Stanley Black & Decker Inc.	1,543	176
†	Watsco Inc.	1,261	173
†	Carlisle Cos. Inc.	1,581	166
	MSC Industrial Direct Co. Inc.
	Class A	2,272	165
	JB Hunt Transport Services
	Inc.	2,013	164
	Allegion plc	2,565	164
	Boeing Co.	1,125	160
	Rockwell Collins Inc.	1,867	157
*	Verisk Analytics Inc. Class A	1,915	156
	Roper Technologies Inc.	875	152
	AMETEK Inc.	3,081	136
	Dun & Bradstreet Corp.	924	115
	Rockwell Automation Inc.	812	97
	Lennox International Inc.	432	63
	Hexcel Corp.	662	30
	AMERCO	85	27
			19,964
Information Technology (14.6%)
	Intersil Corp. Class A	77,900	1,720
	Linear Technology Corp.	27,900	1,676
	Lexmark International Inc.
	Class A	42,100	1,671
	Ingram Micro Inc.	44,400	1,652
*	Infoblox Inc.	62,200	1,648

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
*	SunEdison Semiconductor
	Ltd.	137,600	1,636
*	LinkedIn Corp. Class A	8,600	1,631
*	Rofin-Sinar Technologies
	Inc.	50,000	1,627
*	Rackspace Hosting Inc.	50,800	1,623
	DTS Inc.	37,713	1,597
*	Silicon Graphics
	International Corp.	203,187	1,575
*	Interactive Intelligence
	Group Inc.	25,606	1,548
*	inContact Inc.	110,400	1,536
*	Cvent Inc.	48,900	1,527
*	Fleetmatics Group plc	20,400	1,222
*	NetSuite Inc.	10,000	931
*	AIXTRON SE	163,849	779
*	ASG Group Ltd.	500,000	607
*	NXP Semiconductors NV	5,000	500
*,†	Fiserv Inc.	2,389	235
	Mastercard Inc. Class A	2,195	235
†	Automatic Data Processing
	Inc.	2,694	235
*,†	ANSYS Inc.	2,566	234
	CDW Corp.	5,197	233
	Oracle Corp.	6,050	232
	Broadridge Financial
	Solutions Inc.	3,506	227
†	Jack Henry & Associates
	Inc.	2,778	225
	Amphenol Corp. Class A	3,263	215
*	Genpact Ltd.	9,017	207
*	CoreLogic Inc.	4,813	205
	Intuit Inc.	1,874	204
	Microsoft Corp.	3,350	201
*	Vantiv Inc. Class A	3,438	201
	Analog Devices Inc.	3,106	199
	Apple Inc.	1,726	196
	Accenture plc Class A	1,676	195
	Visa Inc. Class A	2,356	194
*	Alphabet Inc. Class A	239	194
	Harris Corp.	2,126	190
	Amdocs Ltd.	3,239	189
*	VeriSign Inc.	2,240	188
*,†	Synopsys Inc.	3,168	188
	Intel Corp.	5,387	188
	Booz Allen Hamilton
	Holding Corp. Class A	6,122	187
*	Red Hat Inc.	2,402	186
	National Instruments Corp.	6,592	185
†	Fidelity National Information
	Services Inc.	2,479	183
	Paychex Inc.	3,235	179
	CDK Global Inc.	3,252	178
	Western Union Co.	8,834	177

	International Business
	Machines Corp.	1,152	177
	Sabre Corp.	6,713	173
	FLIR Systems Inc.	5,174	170
	Avnet Inc.	3,967	166
	CA Inc.	5,082	156
*	Gartner Inc.	1,797	155
	DST Systems Inc.	1,533	147
	Symantec Corp.	4,040	101
*	Cadence Design Systems
	Inc.	3,788	97
*	Alphabet Inc. Class C	58	45
			34,378
Materials (5.5%)
*	Chemtura Corp.	52,024	1,706
	EI du Pont de Nemours &
	Co.	23,100	1,589
	Valspar Corp.	15,300	1,524
	Monsanto Co.	15,000	1,512
	Syngenta AG	3,400	1,361
	AEP Industries Inc.	11,800	1,293
	Nippon Synthetic Chemical
	Industry Co. Ltd.	57,000	490
	Scotts Miracle-Gro Co.
	Class A	2,854	251
	Praxair Inc.	1,967	230
	AptarGroup Inc.	3,070	219
	Avery Dennison Corp.	3,055	213
	Ecolab Inc.	1,792	205
†	Silgan Holdings Inc.	3,813	194
	Ball Corp.	2,442	188
	International Flavors &
	Fragrances Inc.	1,420	186
*	Crown Holdings Inc.	3,338	181
	Bemis Co. Inc.	3,704	181
	Sonoco Products Co.	3,546	178
	WR Grace & Co.	2,525	169
†	NewMarket Corp.	419	168
*,†	Ashland Global Holdings Inc.	1,484	166
	RPM International Inc.	3,472	165
†	Compass Minerals
	International Inc.	2,263	163
	PPG Industries Inc.	1,716	160
	Sealed Air Corp.	3,356	153
†	Sherwin-Williams Co.	598	146
*	AdvanSix Inc.	61	1
			12,992
Other (0.0%)
*	Dyax Corp CVR
	Exp. 12/31/2019	28,700	32

Real Estate (3.0%)
	NorthStar Realty Finance
	Corp.	114,000	1,655

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Mid-America Apartment
	Communities Inc.	2,528	235
	Apple Hospitality REIT Inc.	12,839	232
	Camden Property Trust	2,838	231
	Crown Castle International
	Corp.	2,523	230
	AvalonBay Communities Inc.	1,336	229
	Equity Residential	3,694	228
	Duke Realty Corp.	8,696	227
	Highwoods Properties Inc.	4,560	226
	Federal Realty Investment
	Trust	1,544	224
	Equity One Inc.	7,764	221
	Weingarten Realty Investors	6,097	221
	STORE Capital Corp.	8,064	220
	Kimco Realty Corp.	8,209	218
	Vornado Realty Trust	2,348	218
	Simon Property Group Inc.	1,148	214
	Boston Properties Inc.	1,744	210
	Macerich Co.	2,939	208
	DCT Industrial Trust Inc.	3,793	177
	Equity LifeStyle Properties
	Inc.	2,293	174
	Empire State Realty Trust Inc.	8,657	169
	Healthcare Trust of America
	Inc. Class A	5,477	168
	Realty Income Corp.	2,764	164
	Regency Centers Corp.	2,226	160
	Tanger Factory Outlet
	Centers Inc.	4,583	160
	WP Carey Inc.	2,493	151
	Taubman Centers Inc.	1,467	106
†	Lamar Advertising Co.
	Class A	1,583	100
	Prologis Inc.	654	34
	Piedmont Office Realty
	Trust Inc. Class A	1,588	33
*	Equity Commonwealth	813	25
			7,068
Telecommunication Services (0.9%)
	Manitoba Telecom Services
	Inc.	52,000	1,454
*	T-Mobile US Inc.	5,087	253
	Verizon Communications Inc.	4,572	220
	AT&T Inc.	5,852	215
*	Zayo Group Holdings Inc.	1,248	40
			2,182
Utilities (4.7%)
	Westar Energy Inc. Class A	29,700	1,702
*	Talen Energy Corp.	117,480	1,636
	Empire District Electric Co.	42,508	1,455
	Gas Natural Inc.	80,000	988
	UGI Corp.	5,253	243
	Dominion Resources Inc.	3,200	241

	Xcel Energy Inc.	5,777	240
	Southern Co.	4,633	239
	Public Service Enterprise
	Group Inc.	5,676	239
	PPL Corp.	6,874	236
	Hawaiian Electric Industries
	Inc.	7,961	235
†	DTE Energy Co.	1,996	192
	CMS Energy Corp.	4,403	186
†	Alliant Energy Corp.	4,860	185
†	Edison International	2,497	183
	WEC Energy Group Inc.	3,045	182
†	Atmos Energy Corp.	2,429	181
†	NextEra Energy Inc.	1,382	177
	Pinnacle West Capital Corp.	2,316	176
†	SCANA Corp.	2,393	176
†	Ameren Corp.	3,500	175
†	PG&E Corp.	2,801	174
	Duke Energy Corp.	2,152	172
†	American Water Works Co.
	Inc.	2,309	171
	Consolidated Edison Inc.	2,239	169
†	Sempra Energy	1,575	169
†	American Electric Power
	Co. Inc.	2,591	168
†	Eversource Energy	2,925	161
†	Aqua America Inc.	5,158	158
†	Great Plains Energy Inc.	5,567	158
†	Entergy Corp.	2,138	158
†	Vectren Corp.	1,328	67
	NiSource Inc.	1,259	29
	MDU Resources Group Inc.	934	24
			11,045
Total Common Stocks—Long Positions
(Cost $149,710)			150,271
Common Stocks Sold Short (-21.2%)
Consumer Discretionary (-2.0%)
	Gap Inc.	(9,752)	(269)
*	Michael Kors Holdings Ltd.	(5,079)	(258)
*	TripAdvisor Inc.	(3,761)	(243)
	Kohl’s Corp.	(5,432)	(238)
	Macy’s Inc.	(6,414)	(234)
	Clear Channel Outdoor
	Holdings Inc. Class A	(40,693)	(234)
*	Kate Spade & Co.	(13,873)	(232)
	Ralph Lauren Corp. Class A	(2,350)	(231)
*	Urban Outfitters Inc.	(6,884)	(230)
*	Netflix Inc.	(1,762)	(220)
*	Skechers U.S.A. Inc. Class A	(10,378)	(218)
*	MGM Resorts International	(7,755)	(203)
	Las Vegas Sands Corp.	(3,338)	(193)
	BorgWarner Inc.	(5,195)	(186)
*	Ulta Salon Cosmetics &
	Fragrance Inc.	(736)	(179)

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Aaron’s Inc.	(6,629)	(164)
*	TopBuild Corp.	(5,282)	(159)
	Expedia Inc.	(1,222)	(158)
	Harman International
	Industries Inc.	(1,907)	(152)
	Viacom Inc. Class B	(4,032)	(152)
	Royal Caribbean Cruises Ltd.	(1,717)	(132)
	Tribune Media Co. Class A	(4,025)	(131)
	TEGNA Inc.	(6,226)	(122)
	Gannett Co. Inc.	(9,420)	(73)
	GNC Holdings Inc. Class A	(2,633)	(35)
			(4,646)
Consumer Staples (-0.3%)
*	Hain Celestial Group Inc.	(6,679)	(243)
	Energizer Holdings Inc.	(3,929)	(183)
	Whole Foods Market Inc.	(4,769)	(135)
*	Sprouts Farmers Market Inc.	(5,611)	(124)
*	Monster Beverage Corp.	(322)	(46)
	Avon Products Inc.	(6,491)	(43)
			(774)
Energy (-2.9%)
	Enbridge Inc.	(39,360)	(1,700)
	Williams Cos. Inc.	(7,733)	(226)
	ONEOK Inc.	(4,624)	(224)
*	Continental Resources Inc.	(4,574)	(224)
	Anadarko Petroleum Corp.	(3,751)	(223)
	Nabors Industries Ltd.	(18,618)	(222)
	Ensco plc Class A	(27,959)	(219)
	Targa Resources Corp.	(4,839)	(212)
	Rowan Cos. plc Class A	(15,676)	(208)
	SM Energy Co.	(6,160)	(207)
	Energen Corp.	(4,117)	(206)
	Devon Energy Corp.	(5,388)	(204)
*	Weatherford International
	plc	(42,286)	(204)
	Murphy Oil Corp.	(7,817)	(202)
*	Rice Energy Inc.	(9,102)	(201)
	Marathon Oil Corp.	(15,032)	(198)
*	WPX Energy Inc.	(18,017)	(196)
	QEP Resources Inc.	(12,168)	(195)
*	Kosmos Energy Ltd.	(37,075)	(193)
	Patterson-UTI Energy Inc.	(8,339)	(187)
*	Southwestern Energy Co.	(17,171)	(178)
	Apache Corp.	(2,988)	(178)
*	Newfield Exploration Co.	(4,353)	(177)
*	Cheniere Energy Inc.	(4,248)	(160)
	Kinder Morgan Inc.	(7,821)	(160)
	Superior Energy Services
	Inc.	(10,642)	(151)
*	Antero Resources Corp.	(5,371)	(142)
*	Gulfport Energy Corp.	(4,604)	(111)
	PBF Energy Inc. Class A	(1,730)	(38)
			(6,946)

Financials (-5.2%)
	NorthStar Asset
	Management Group Inc.	(139,217)	(1,907)
	FNB Corp.	(132,840)	(1,736)
	New York Community
	Bancorp Inc.	(113,800)	(1,634)
	CBOE Holdings Inc.	(18,501)	(1,169)
	People’s United Financial
	Inc.	(65,192)	(1,059)
	Canadian Imperial Bank of
	Commerce	(12,982)	(973)
	Henderson Group plc	(226,411)	(641)
*	SVB Financial Group	(2,150)	(263)
*	Santander Consumer USA
	Holdings Inc.	(19,544)	(238)
	Artisan Partners Asset
	Management Inc. Class A	(8,737)	(227)
*	OneMain Holdings Inc.
	Class A	(7,678)	(218)
	Navient Corp.	(16,424)	(210)
	Morgan Stanley	(5,704)	(191)
*	E*TRADE Financial Corp.	(6,443)	(181)
	Assured Guaranty Ltd.	(6,056)	(181)
	Charles Schwab Corp.	(5,665)	(179)
	Popular Inc.	(4,783)	(174)
	Lazard Ltd. Class A	(4,419)	(161)
	Lincoln National Corp.	(3,069)	(151)
	Interactive Brokers Group
	Inc.	(4,442)	(147)
	TD Ameritrade Holding
	Corp.	(4,111)	(141)
	Invesco Ltd.	(4,952)	(139)
*	Affiliated Managers Group
	Inc.	(993)	(132)
	Waddell & Reed Financial
	Inc. Class A	(5,063)	(80)
			(12,132)
Health Care (-3.3%)
*	Amsurg Corp.	(25,083)	(1,499)
	Abbott Laboratories	(18,373)	(721)
	Aetna Inc.	(6,281)	(674)
	Anthem Inc.	(4,997)	(609)
*	Alkermes plc	(5,053)	(255)
*	Seattle Genetics Inc.	(4,400)	(227)
*	Endo International plc	(11,794)	(221)
*	Incyte Corp.	(2,520)	(219)
*	Akorn Inc.	(8,718)	(209)
*	BioMarin Pharmaceutical Inc. (2,569)		(207)
*	Vertex Pharmaceuticals Inc.	(2,725)	(207)
*	Tenet Healthcare Corp.	(10,488)	(207)
*	Neurocrine Biosciences Inc.	(4,693)	(205)
*	Mallinckrodt plc	(3,406)	(202)
*	Brookdale Senior Living Inc.	(13,619)	(197)
*	Veeva Systems Inc. Class A	(4,816)	(187)
*	Ionis Pharmaceuticals Inc.	(6,486)	(168)

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
*	ABIOMED Inc.	(1,593)	(167)
*	Biogen Inc.	(596)	(167)
*	Celgene Corp.	(1,601)	(164)
*	DexCom Inc.	(1,886)	(148)
*	Alexion Pharmaceuticals Inc.	(1,011)	(132)
*	Alnylam Pharmaceuticals Inc.	(3,506)	(125)
*	Bluebird Bio Inc.	(2,532)	(121)
*	Mylan NV	(3,244)	(118)
*	United Therapeutics Corp.	(981)	(118)
*	Regeneron Pharmaceuticals
	Inc.	(330)	(114)
*	Community Health Systems
	Inc.	(13,912)	(73)
*	Illumina Inc.	(146)	(20)
*	Puma Biotechnology Inc.	(349)	(13)
			(7,694)
Industrials (-2.1%)
	Rockwell Collins Inc.	(9,347)	(788)
*	Spirit Airlines Inc.	(5,588)	(268)
*	Colfax Corp.	(7,561)	(240)
*	United Rentals Inc.	(3,028)	(229)
*	Avis Budget Group Inc.	(6,947)	(225)
	Terex Corp.	(9,353)	(223)
*	Herc Holdings Inc.	(7,052)	(212)
	Trinity Industries Inc.	(9,828)	(210)
*	Quanta Services Inc.	(7,109)	(204)
*	Hertz Global Holdings Inc.	(5,918)	(196)
	Oshkosh Corp.	(3,336)	(178)
	Chicago Bridge & Iron Co. NV	(5,516)	(177)
*	Genesee & Wyoming Inc.
	Class A	(2,590)	(176)
*	SPX Corp.	(8,951)	(170)
*	United Continental Holdings
	Inc.	(2,792)	(157)
	Southwest Airlines Co.	(3,735)	(150)
	American Airlines Group Inc.	(3,662)	(149)
*	AECOM	(5,298)	(148)
*	SPX FLOW Inc.	(5,676)	(142)
	Air Lease Corp. Class A	(4,410)	(133)
	Alaska Air Group Inc.	(1,828)	(132)
*	USG Corp.	(5,086)	(128)
	KBR Inc.	(8,576)	(127)
*	JetBlue Airways Corp.	(5,865)	(103)
	Triumph Group Inc.	(3,534)	(84)
			(4,949)
Information Technology (-2.2%)
	Analog Devices Inc.	(6,475)	(415)
*	ServiceNow Inc.	(3,003)	(264)
*	First Data Corp. Class A	(18,058)	(253)
	Computer Sciences Corp.	(4,552)	(248)
*	Splunk Inc.	(4,050)	(244)
*	VeriFone Systems Inc.	(15,098)	(234)
*	Palo Alto Networks Inc.	(1,492)	(229)
*	Micron Technology Inc.	(13,366)	(229)

*	Zebra Technologies Corp.	(3,414)	(225)
	Western Digital Corp.	(3,747)	(219)
*	Tableau Software Inc.
	Class A	(4,300)	(207)
*	Cree Inc.	(9,240)	(206)
*	ON Semiconductor Corp.	(17,656)	(206)
	Cognex Corp.	(3,933)	(203)
	Broadcom Ltd.	(1,111)	(189)
*	Twitter Inc.	(10,310)	(185)
*	NCR Corp.	(5,269)	(185)
*	Workday Inc. Class A	(2,041)	(177)
*	Zynga Inc. Class A	(62,704)	(176)
*	Qorvo Inc.	(3,131)	(174)
*	Yelp Inc. Class A	(5,010)	(164)
*	CommScope Holding Co.
	Inc.	(5,122)	(156)
	Cypress Semiconductor
	Corp.	(14,917)	(149)
*	ARRIS International plc	(5,276)	(146)
*	First Solar Inc.	(2,240)	(91)
*	PayPal Holdings Inc.	(919)	(38)
			(5,212)
Materials (-2.1%)
	Dow Chemical Co.	(29,614)	(1,593)
*	Berry Plastics Group Inc.	(14,830)	(649)
*	Owens-Illinois Inc.	(12,923)	(249)
	Huntsman Corp.	(14,607)	(248)
*	Freeport-McMoRan Inc.	(21,883)	(245)
	CF Industries Holdings Inc.	(9,760)	(234)
*	Arconic Inc.	(7,812)	(224)
	Newmont Mining Corp.	(6,049)	(224)
*	Platform Specialty Products
	Corp.	(29,303)	(214)
	Royal Gold Inc.	(3,069)	(211)
	Albemarle Corp.	(2,353)	(197)
	Steel Dynamics Inc.	(6,594)	(181)
	Eagle Materials Inc.	(2,213)	(179)
	Westlake Chemical Corp.	(3,255)	(169)
	Mosaic Co.	(5,481)	(129)
			(4,946)
Real Estate (-0.4%)
	NorthStar Realty Finance
	Corp.	(18,045)	(262)
	Corrections Corp. of
	America	(17,134)	(248)
	Communications Sales &
	Leasing Inc.	(6,098)	(173)
	NorthStar Realty Europe
	Corp.	(17,445)	(173)
*	Howard Hughes Corp.	(1,173)	(129)
	Four Corners Property Trust
	Inc.	(922)	(18)
			(1,003)

Alternative Strategies Fund

		Market
		Value•
	Shares	($000)
Telecommunication Services (-0.4%)
BCE Inc.	(17,820)	(810)
Frontier Communications
Corp.	(27,660)	(111)
		(921)
Utilities (-0.3%)
Great Plains Energy Inc.	(9,349)	(266)
NRG Energy Inc.	(21,200)	(225)
* Calpine Corp.	(18,801)	(224)
		(715)
Total Common Stocks Sold Short
(Proceeds $51,931)		(49,938)
Temporary Cash Investments (19.2%)
Money Market Fund (16.7%)
1 Vanguard Market Liquidity
Fund, 0.718%	392,296	39,234

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (2.5%)
[2,3]	United States Treasury Bill,
	0.321%, 12/1/16	1,300	1,300
3	United States Treasury Bill,
	0.281%, 12/15/16	500	500
[2,3]	United States Treasury Bill,
	0.325%, 12/29/16	600	600
[2,3]	United States Treasury Bill,
	0.287%–0.314%, 1/5/17	800	799
[2,3]	United States Treasury Bill,
	0.337%–0.360%, 1/12/17	1,600	1,599
3	United States Treasury Bill,
	0.327%, 1/19/17	500	500
[2,3]	United States Treasury Bill,
	0.320%, 1/26/17	700	699
			5,997
Total Temporary Cash Investments
(Cost $45,225)			45,231
†Other Assets and Liabilities—Net (38.2%)			89,817
Net Assets (100%)
Applicable to 11,059,610 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			235,381
Net Asset Value Per Share			$21.28

Alternative Strategies Fund

Amount
($000)
Consolidated Statement of Assets and Liabilities
Assets
Investments in Securities,
Long Positions, at Value
Unaffiliated Issuers	156,268
Affiliated Vanguard Funds	39,234
Total Long Positions	195,502
Investment in Vanguard	20
†Cash Segregated for Short Positions	75,572
Receivables for Investment Securities Sold	1,494
Receivables for Capital Shares Issued	79
Receivables for Accrued Income	75
Other Assets	17,418
Total Assets	290,160
Liabilities
Securities Sold Short, at Value	49,938
Payables for Investment Securities
Purchased	1,169
Payables to Vanguard	78
Other Liabilities	3,594
Total Liabilities	54,779
Net Assets	235,381

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	224,315
Undistributed Net Investment Income	1,966
Accumulated Net Realized Gains	5,977
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	567
Investment Securities Sold Short	1,993
Futures Contracts	(545)
Forward Currency Contracts	1,169
Foreign Currencies	(61)
Net Assets	235,381

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $10,132,000 and cash of $75,572,000 are held in segregated accounts at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Security is owned by the Vanguard ASF Portfolio, which is a wholly owned subsidiary of the Alternative Strategies Fund.
3 Securities with a value of $5,997,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Dividends[1]	1,903
Interest[2]	232
Total Income	2,135
Expenses
The Vanguard Group—Note B
Investment Advisory Services	288
Management and Administrative	179
Marketing and Distribution	40
Custodian Fees	50
Auditing Fees	62
Shareholders’ Reports	2
Trustees’ Fees and Expenses	19
Dividend Expense on Securities Sold Short	616
Total Expenses	1,256
Expenses Paid Indirectly	(7)
Net Expenses	1,249
Net Investment Income (Loss)	886
Realized Net Gain (Loss)
Investment Securities —Long Positions[2]	2,310
Investment Securities Sold Short	2,288
Futures Contracts	214
Foreign Currencies and Forward Currency Contracts	3,584
Realized Net Gain (Loss)	8,396
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	175
Investment Securities Sold Short	(210)
Futures Contracts	(1,360)
Foreign Currencies and Forward Currency Contracts	340
Change in Unrealized Appreciation (Depreciation)	(1,055)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,227

1 Dividends are net of foreign withholding taxes of $9,000.

2 Interest income and realized net gain (loss) from an affiliated company of the fund were $171,000 and ($2,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Statement of Changes in Net Assets

		August 11,
	Year Ended	2015[1] to
	October 31,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	886	32
Realized Net Gain (Loss)	8,396	(2,420)
Change in Unrealized Appreciation (Depreciation)	(1,055)	4,178
Net Increase (Decrease) in Net Assets Resulting from Operations	8,227	1,790
Distributions
Net Investment Income	(746)	—
Realized Capital Gain	—	—
Total Distributions	(746)	—
Capital Share Transactions
Issued	81,010	162,002
Issued in Lieu of Cash Distributions	746	—
Redeemed	(12,647)	(5,001)
Net Increase (Decrease) from Capital Share Transactions	69,109	157,001
Total Increase (Decrease)	76,590	158,791
Net Assets
Beginning of Period	158,791	—
End of Period[2]	235,381	158,791

1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,966,000 and $45,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Financial Highlights

	Year	Aug. 11,
	Ended	2015[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$20.23	$20.00
Investment Operations
Net Investment Income (Loss)	.106	. 004
Net Realized and Unrealized Gain (Loss) on Investments	1.039	.226
Total from Investment Operations	1.145	.230
Distributions
Dividends from Net Investment Income	(.095)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.095)	—
Net Asset Value, End of Period	$21.28	$20.23

Total Return[2]	5.68%	1.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$235	$159
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[3]	0.71%	0.73% [4]
Net of Dividend and Borrowing Expense on Securities Sold Short	0.36%	0.36%[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50%	0.09%[4]
Portfolio Turnover Rate	120%	25%

1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 2016 dividend and borrowing expense on securities sold short of 0.35% and 0.00%, respectively. Includes 2015 dividend and borrowing expense on securities sold short of 0.34% and 0.03%, respectively.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Notes to Consolidated Financial Statements

Vanguard Alternative Strategies Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

The Consolidated Financial Statements include Vanguard ASF Portfolio (“the subsidiary”), which commenced operations on August 11, 2015. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2016, the fund held $14,426,000 in the subsidiary, representing 6% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund. A summary of the subsidiary’s financial information is presented below.

Amount
Subsidiary Financial Statement Information	($000)
Total Assets	15,474
Total Liabilities	(1,048)
Net Assets	14,426
Net Investment Income (Loss)	(50)
Realized Net Gain (Loss)	(1,367)
Change in Unrealized Appreciation (Depreciation)	(768)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,185)

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations

Alternative Strategies Fund

in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund gains exposure to commodities through the subsidiary’s investment in exchange-traded commodity futures contracts. The primary risk associated with the use of commodity futures contracts is the chance the fund could lose all, or substantially all, of its investments in instruments linked to the returns of commodity futures. Commodity futures trading is volatile, and even a small movement in market prices could cause large losses. The fund also uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2016, the fund’s average investments in long and short futures contracts represented 110% and 20% of net assets, respectively.

4. Forward Currency Contracts: The fund enters into forward currency contracts to enhance returns and protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counter-parties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Consolidated Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Alternative Strategies Fund

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended October 31, 2016, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Consolidated Statement of Operations. Dividends on securities sold short are reported as an expense in the Consolidated Statement of Operations. Cash collateral segregated for securities sold short is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Consolidated Statement of Net Assets.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act (“FATCA”) and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary will generally distribute any earnings and profits to the fund each year, and such income will be qualifying income to the fund. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended October 31, 2015, and for the year ended October 31 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of

Alternative Strategies Fund

trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

9. Other: Dividend income (or dividend expenses on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Consolidated Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2016, the fund had contributed to Vanguard capital in the amount of $20,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Alternative Strategies Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—Long Positions	143,668	6,571	32
Common Stocks Sold Short	(49,297)	(641)	—
Temporary Cash Investments	39,234	5,997	—
Futures Contracts—Assets[1]	502	—	—
Futures Contracts—Liabilities[1]	(1,046)	—	—
Forward Currency Contracts—Assets	—	2,917	—
Forward Currency Contracts—Liabilities	—	(1,748)	—
Total	133,061	13,096	32
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2016, the fair values of derivatives were reflected in the Consolidated Statement of Assets and Liabilities as follows:

			Foreign
	Commodity	Interest Rate	Exchange
Statement of Assets	Contracts	Contracts	Contracts	Total
and Liabilities Caption	($000)	($000)	($000)	($000)
Other Assets	436	66	2,917	3,419
Other Liabilities	(1,046)	—	(1,748)	(2,794)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2016, were:

			Foreign
	Commodity	Interest Rate	Exchange
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(1,367)	1,581	—	214
Forward Currency Contracts	—	—	3,601	3,601
Realized Net Gain (Loss) on Derivatives	(1,367)	1,581	3,601	3,815

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	(769)	(591)	—	(1,360)
Forward Currency Contracts	—	—	407	407
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(769)	(591)	407	(953)

Alternative Strategies Fund

At October 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	December 2016	703	153,353	(191)
5-Year U.S. Treasury Note	December 2016	298	35,997	(195)
10-Year U.S. Treasury Note	December 2016	179	23,203	(281)
LME Zinc[1]	December 2016	100	6,145	542
Coffee[1]	December 2016	(97)	(5,971)	(371)
Soybean Meal[1]	December 2016	(186)	(5,879)	(200)
Soybean[1]	January 2017	116	5,868	271
Feeder Cattle[1]	January 2017	101	5,858	194
Copper[1]	December 2016	(106)	(5,843)	(241)
LME Copper[1]	December 2016	(48)	(5,819)	(197)
LME Aluminum[1]	December 2016	133	5,764	150
KC Hard Red Winter Wheat[1]	December 2016	(269)	(5,578)	318
Cotton No. 2[1]	December 2016	(162)	(5,578)	(126)
Cocoa[1]	March 2017	211	5,577	(47)
Wheat[1]	December 2016	(267)	(5,557)	243
RBOB Gasoline[1]	November 2016	90	5,366	(208)
Sugar #11[1]	March 2017	219	5,291	127
WTI Crude Oil[1]	December 2016	(110)	(5,155)	474
Natural Gas[1]	November 2016	159	4,811	(807)
				(545)
1 Security is owned by the subsidiary.

Unrealized appreciation (depreciation) on open futures contracts, except LME Zinc, LME Copper, and LME Aluminum contracts, is required to be treated as realized gain (loss) for tax purposes.

Alternative Strategies Fund

At October 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	11/7/16	CAD	35,604	USD	27,180	(635)
Bank of America, N.A.	11/7/16	AUD	35,365	USD	27,109	(212)
Bank of America, N.A.	11/7/16	NOK	216,537	USD	27,104	(896)
Bank of America, N.A.	11/7/16	GBP	1,392	USD	1,698	4
Bank of America, N.A.	11/7/16	CHF	89	USD	89	—
Bank of America, N.A.	11/7/16	EUR	73	USD	80	1
Bank of America, N.A.	11/7/16	CHF	46	USD	46	—
Bank of America, N.A.	11/7/16	USD	30,700	CHF	29,802	571
Bank of America, N.A.	11/7/16	USD	28,194	EUR	25,076	658
Bank of America, N.A.	11/7/16	USD	27,140	SEK	231,396	1,512
Bank of America, N.A.	11/7/16	USD	2,476	CAD	3,258	47
Bank of America, N.A.	11/7/16	USD	1,788	GBP	1,391	85
Bank of America, N.A.	11/7/16	USD	1,380	JPY	140,956	36
Bank of America, N.A.	11/7/16	USD	1,171	AUD	1,537	3
Bank of America, N.A.	11/7/16	USD	821	AUD	1,086	(5)
						1,169

AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
NOK—Norwegian krone.
SEK—Swedish krona.
USD—U.S. dollar.

At October 31, 2016, the counterparty had deposited in segregated accounts securities with a value of $1,354,000 in connection with open forward currency contracts.

Alternative Strategies Fund

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded derivatives are listed separately.

	Assets	Liabilities		Amounts Not Offset in
	Reflected in	Reflected in		the Consolidated
	Consolidated	Consolidated		Statement of Assets		Net
	Statement of	Statement of	Net Amount		and Liabilities	Exposure [3]
	Assets and	Assets and	Receivable	Collateral	Collateral	(Not Less
	Liabilities[1]	Liabilities[1]	(Payable)	Pledged [2]	Received [2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Forwards Subject to
Offsetting Arrangements,
by Counterparty
Bank of America, N.A.	2,917	(1,748)	1,169	—	1,354	—
Exchange-Traded Futures
Contracts	66	—	66	900	—	—
Exchange-Traded Commodity
Futures Contracts	436	(1,046)	(610)	5,097	—	—
Total	3,419	(2,794)	625	5,997	1,354	—

1 Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

2 Securities or other assets pledged as collateral are noted in the Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Statement of Assets and Liabilities.

3 Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The subsidiary incurred a net operating loss of $1,789,000, which was reclassified from undistributed net investment income to paid-in capital.

During the year ended October 31, 2016, the fund realized net foreign currency losses of $17,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at October 31, 2016, the fund had $6,110,000 of ordinary income available for distribution and $2,026,000 of long-term capital gains available for distribution.

At October 31, 2016, the cost of long security positions for tax purposes was $194,956,000. Net unrealized appreciation of long security positions for tax purposes was $546,000, consisting of unrealized gains of $4,673,000 on securities that had risen in value since their purchase and $4,127,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis

Alternative Strategies Fund

net unrealized appreciation on securities sold short was $1,977,000, consisting of unrealized gains of $4,758,000 on securities that had fallen in value since their purchase and $2,781,000 in unrealized losses on securities that had risen in value since their purchase.

F. During the year ended October 31, 2016, the fund purchased $218,610,000 of investment securities and sold $139,361,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $63,095,000 and $47,811,000, respectively.

G. Capital shares issued and redeemed were:
	Year Ended	August 11, 2015[1] to
	October 31, 2016	October 31, 2015
	Shares	Shares
	(000)	(000)
Issued	3,774	8,100
Issued in Lieu of Cash Distributions	36	—
Redeemed	(599)	(251)
Net Increase (Decrease) in Shares Outstanding	3,211	7,849
1 Inception.

At October 31, 2016, Vanguard Managed Payout Fund was the record or beneficial owner of 88% of the fund’s net assets.

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Alternative Strategies Fund: In our opinion, the accompanying consolidated statement of net assets, consolidated statement of assets and liabilities and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the consolidated financial position of Vanguard Alternative Strategies Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets, and the consolidated financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard Alternative Strategies Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $0 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 35.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Alternative Strategies Fund
Periods Ended October 31, 2016
		Since
	One	Inception
	Year	(8/11/2015)
Returns Before Taxes	5.68%	5.60%
Returns After Taxes on Distributions	5.47	5.43
Returns After Taxes on Distributions and Sale of Fund Shares	3.21	4.19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Alternative Strategies Fund	4/30/2016	10/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,001.88	$3.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.77	3.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.67%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley                              James M. Norris
Kathleen C. Gubanich                           Thomas M. Rampulla
Martha G. King                                      Glenn W. Reed
John T. Marcante                                  Karin A. Risi
Chris D. McIsaac                                   Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12980 122016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2016: $152,000
Fiscal Year Ended October 31, 2015: $131,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2016: $9,629,849
Fiscal Year Ended October 31, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2016: $2,717,627
Fiscal Year Ended October 31, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2016: $254,050
Fiscal Year Ended October 31, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2016: $214,225 Fiscal Year Ended October 31, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2016: $468,275 Fiscal Year Ended October 31, 2015: $555,702

0448435, v0.18

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

0448435, v0.18

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 19, 2016
VANGUARD TRUSTEES’ EQUITY FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 19, 2016

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.